UNITED STATES COMMODITY FUNDS LLC

Sponsor of the United States Copper Index Fund

March 29, 2018

Dear United States Copper Index Fund Investor,

Enclosed with this letter is your copy of the 2017 financial statements for the United States Copper Index Fund (ticker symbol “CPER”), a series of the United States Commodity Index Funds Trust (the “Trust”). The United States Commodity Index Fund (“USCI”) and the United States Agriculture Index Fund (“USAG”), two additional series of the Trust, are also included in these statements. We have mailed this statement to all investors in CPER who held shares as of December 31, 2017 to satisfy our annual reporting requirement under federal commodities laws. In addition, we have enclosed a copy of the current United States Commodity Funds LLC (“USCF”) Privacy Policy applicable to CPER. Additional information concerning CPER’s 2017 results may be found by referring to the Trust’s Annual Report on Form 10-K (the “Form 10-K”), which has been filed with the U.S. Securities and Exchange Commission (the “SEC”). You may obtain a copy of the Form 10-K by going to the SEC’s website at www.sec.gov, or by going to USCF’s website at www.uscfinvestments.com. You may also call USCF at 1-800-920-0259 to speak to a representative and request additional material, including a current CPER Prospectus.

USCF is the sponsor of CPER. USCF is also the general partner or sponsor and operator of several other commodity based exchange traded security funds. These other funds are referred to in the attached financial statements and include:

United States Oil Fund, LP	(ticker symbol: USO)	United States 12 Month Natural Gas Fund, LP	(ticker symbol: UNL)
United States Natural Gas Fund, LP	(ticker symbol: UNG)	United States Brent Oil Fund, LP	(ticker symbol: BNO)
United States 12 Month Oil Fund, LP	(ticker symbol: USL)	United States Commodity Index Fund	(ticker symbol: USCI)
United States Gasoline Fund, LP	(ticker symbol: UGA)	United States Agriculture Index Fund	(ticker symbol: USAG)
United States Diesel-Heating Oil Fund, LP	(ticker symbol: UHN)	United States 3x Oil Fund	(ticker symbol: USOU)
United States Short Oil Fund, LP	(ticker symbol: DNO)	United States 3x Short Oil Fund	(ticker symbol: USOD)

Information about these other funds is contained within the CPER Annual Report as well as in the current CPER Prospectus. Investors in CPER who wish to receive additional information about these other funds may do so by going to the USCF website at www.uscfinvestments.com.

You may also call USCF at 1-800-920-0259 to request additional information.

Thank you for your continued interest in CPER.

Regards,

/s/ John P. Love
John P. Love
President and Chief Executive Officer
United States Commodity Funds LLC

* This letter is not an offer to buy or sell securities. Investment in CPER or any other funds should be made only after reading such fund’s prospectus. Please consult the relevant prospectus for a description of the risks and expenses involved in any such investment.

PRIVACY POLICY

UNITED STATES COMMODITY FUNDS LLC

Introduction

This document sets forth the Privacy Policy, adopted on December 6, 2008, as amended from time to time and most recently amended on June 23, 2017 of (i) the United States Commodity Funds LLC (the “Company”) (ii) each of the statutory trust for which the Company serves as sponsor, the United States Commodity Index Funds Trust (the “Index Funds Trust”) and the USCF Funds Trust (together with the Index Funds Trust, the “Trusts”), and (iii) each of the funds for which the Company serves as the general partner or as sponsor as set forth in Appendix A, which may be amended from time to time (each a “Fund” and together, the “Funds”), relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. The Company is a commodity pool operator registered with the Commodity Futures Trading Commission. This Privacy Policy covers the nonpublic personal information of investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

In the course of doing business with Fund shareholders, the Company and the Trusts may collect or have access to nonpublic personal information about Fund shareholders. Shares of the Funds are registered in the name of Cede & Co., as nominee for the Depository Trust Company. However, the Company may collect or have access to personal information about Fund investors for certain purposes relating to the operation of the Funds, including for the distribution of certain required tax reports to investors. This information may include information received from investors and information about investors’ holdings and transactions in shares of the Funds.

“Nonpublic personal information” is personally identifiable financial information about Fund shareholders. For example, it includes Fund shareholders’ social security numbers, account balances, bank account information and investors’ holdings and transactions in shares of the Funds.

The Company, the Trusts and the Funds may collect this information from the following sources:

•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus);
•	Information we may receive from shareholders.

Disclosure of Nonpublic Personal Information

The Company, the Trusts and the Funds does not sell or rent investor information of the Funds. The Company, the Trusts and the Funds only disclose nonpublic personal information collected about Fund investors as permitted by law. For example, the Company, the Trusts and the Funds may disclose nonpublic personal information about Fund investors:

•	To companies that act as service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals; maintain shareholder accounts, and in connection with the servicing or processing of transactions of the Trusts or the Funds.
•	To government entities, in response to subpoenas, court orders, judicial process or to comply with laws or regulations;
•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities, or to collect unpaid debts; and
•	When shareholders direct us to do so or consent to the disclosure, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the disclosure by the Company, the Trusts or the Funds of non-public personal information under the circumstances described above.

Protection of Investor Information

The Company, the Trusts and the Funds holds Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential. In addition, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law.

The Company, the Trusts and the Funds maintains safeguards that comply with federal standards to protect investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company, the Trusts and the Funds share Fund investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The privacy policy of the Company, the Trusts and the Funds applies to both current and former Fund investors. The Company, the Trusts and the Funds will only disclose nonpublic personal information about a former investor to the same extent as for a current Fund investor.

Changes to Privacy Policy

The Company, the Trusts and the Funds may make changes to this privacy policy in the future. The Company, the Trusts and the Funds will not make any change affecting Fund investors without first sending investors a revised privacy policy describing the change. In any case, the Company, the Trusts and the Funds will send Fund investors a current privacy policy at least once a year as long as they continue to be Fund investors.

APPENDIX A

UNITED STATES COMMODITY FUNDS LLC,

GENERAL PARTNER OF

UNITED STATES OIL FUND, LP

UNITED STATES NATURAL GAS FUND, LP

UNITED STATES 12 MONTH OIL FUND, LP

UNITED STATES GASOLINE FUND, LP

UNITED STATES DIESEL-HEATING OIL FUND, LP

UNITED STATES SHORT OIL FUND, LP

UNITED STATES 12 MONTH NATURAL GAS FUND, LP

UNITED STATES BRENT OIL FUND, LP

AND

SPONSOR OF

UNITED STATES COMMODITY INDEX FUND

UNITED STATES COPPER INDEX FUND

UNITED STATES AGRICULTURE FUND

USCF CANADIAN CRUDE OIL INDEX FUND

EACH A SERIES OF

UNITED STATES COMMODITY INDEX FUNDS TRUST

AND

SPONSOR OF

REX S&P MLP FUND

REX S&P MLP INVERSE FUND

UNITED STATES 3X OIL FUND

UNITED STATES 3X SHORT OIL FUND

EACH A SERIES OF

USCF FUNDS TRUST

UNITED STATES COMMODITY FUNDS LLC
UNITED STATES COMMODITY FUNDS TRUST
USCF FUNDS TRUST
EACH OF THE FUNDS FOR WHICH THE COMPANY SERVES AS
GENERAL PARTNER OR SPONSOR

Privacy Notice

FACTS	WHAT DO UNITED STATES COMMODITY FUNDS LLC (THE “COMPANY”), THE UNITED STATES COMMODITY FUNDS TRUST AND THE USCF FUNDS TRUST (EACH A “TRUST” AND TOGETHER, THE “TRUSTS”) AND EACH OF THE FUNDS FOR WHICH THE COMPANY SERVES AS GENERAL PARTNER OR SPONSOR (EACH A “FUND” AND TOGETHER, THE “FUNDS”) DO WITH PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	•	Social Security number
	•	account balances
	•	account transactions
	•	transaction history
	•	wire transfer instructions
	•	checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Company and the Trusts choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?

For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes - to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For non-affiliates to market to you	No	We don’t share

Questions? Call 1-510-522-9600 or go to www.uscfinvestments.com

UNITED STATES COMMODITY FUNDS LLC
UNITED STATES COMMODITY FUNDS TRUST
USCF FUNDS TRUST
EACH OF THE FUNDS FOR WHICH THE COMPANY
SERVES AS GENERAL PARTNER OR SPONSOR
Privacy Notice

What we do
How do the Company, the Trusts and the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Company, the Trusts and the Funds collect my personal information?	We collect your personal information, for example, when you
■ open an account
■ provide account information
■ give us your contact information
■ make a wire transfer
■ tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes - information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.

■ Our affiliates include companies which are subsidiaries of Wainwright Holdings, Inc., such as USCF Advisers LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies.

■ The Company, the Trusts and the Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■ The Company, the Trusts and the Funds do not conduct joint marketing.

UNITED STATES COPPER INDEX FUND

FINANCIAL STATEMENTS

For the years ended December 31, 2017, 2016 and 2015

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the Shareholders of the United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in this Annual Report for the years ended December 31, 2017, 2016 and 2015 is accurate and complete.

By United States Commodity Funds LLC, as Sponsor of United States Copper Index Fund

By:	/s/ John P. Love
John P. Love
President & Chief Executive Officer of United States Commodity Funds LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Sponsor of
United States Copper Index Fund

Opinions on the Financial Statements and Internal Control over Financial Reporting

We have audited the accompanying statements of financial condition of United States Copper Index Fund (the “Series”), a series of the United States Commodity Index Funds Trust (the “Trust”) as of December 31, 2017 and 2016, including the schedule of investments as of December 31, 2017 and 2016, and the related statements of operations, changes in capital and changes in shares outstanding and cash flows for the years ended December 31, 2017, 2016 and 2015. We also have audited the Trust’s and the Series’ internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”).

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United States Copper Index Fund as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years ended December 31, 2017, 2016 and 2015, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the Trust and the Series maintained, in all material respects, effective internal control over financial reporting as of December 31, 2017 based on criteria established in Internal Control — Integrated Framework (2013) issued by COSO.

Basis for Opinion

The Trust’s management is responsible for these financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Trust’s financial statements and an opinion on the Trust’s and the Series’ internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust and the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.

Our audits of the financial statements included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

Definition and Limitations of Internal Control over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

We have served as the Trust’s auditor since 2011.

Greenwood Village, Colorado
March 14, 2018

United States Commodity Index Funds Trust Statements of Financial Condition At December 31, 2017 and 2016

United States Commodity Index Fund

	December 31, 2017	December 31, 2016
Assets
Cash and cash equivalents (at cost $393,488,946 and $601,266,026, respectively) (Notes 2 and 6)	$393,488,946	$601,266,026
Short-Term Investments (at cost $71,291,769 and $—, respectively) (Note 6)	71,291,769	—
Equity in trading accounts:
Cash and cash equivalents (at cost $32,608,929 and $40,050,520, respectively)	32,608,929	40,050,520
Unrealized gain (loss) on open commodity futures contracts	6,872,970	2,055,460
Interest receivable	13,598	1,261
ETF transaction fees receivable	350	350

Total assets	$504,276,562	$643,373,617

Liabilities and Capital
Payable for shares redeemed	$2,120,429	$6,015,383
Management fees payable (Note 4)	326,005	445,163
Professional fees payable	539,417	560,068
Brokerage commissions payable	43,305	54,015
Directors’ fees and insurance payable	5,496	6,164

Total liabilities	3,034,652	7,080,793

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	—	—
Shareholders	501,241,910	636,292,824
Total Capital	501,241,910	636,292,824

Total liabilities and capital	$504,276,562	$643,373,617

Shares outstanding	11,800,000	15,900,000
Net asset value per share	$42.48	$40.02
Market value per share	$42.53	$40.00

See accompanying notes to financial statements.

United States Commodity Index Funds Trust Statements of Financial Condition At December 31, 2017 and 2016

United States Copper Index Fund

	December 31, 2017	December 31, 2016
Assets
Cash and cash equivalents (at cost $7,124,096 and $5,387,655, respectively) (Notes 2 and 6)	$7,124,096	$5,387,655
Short-Term Investments (at cost $2,175,807 and $—, respectively) (Note 6)	2,175,807	—
Equity in trading accounts:
Cash and cash equivalents (at cost $798,079 and $253,165, respectively)	798,079	253,165
Unrealized gain (loss) on open commodity futures contracts	881,938	88,575
Receivable for shares sold	2,104,935	—
Receivable from Sponsor (Note 4)	40,153	75,640
Interest receivable	1,137	—
Directors’ fees and insurance receivable	35	—
ETF transaction fees receivable	350	—

Total assets	$13,126,530	$5,805,035

Liabilities and Capital
Payable due to Broker	$442,429	$—
Management fees payable (Note 4)	5,282	3,038
Professional fees payable	48,916	77,296
Directors’ fees and insurance payable	—	47

Total liabilities	496,627	80,381

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	—	—
Shareholders	12,629,903	5,724,654
Total Capital	12,629,903	5,724,654

Total liabilities and capital	$13,126,530	$5,805,035

Shares outstanding	600,000	350,000
Net asset value per share	$21.05	$16.36
Market value per share	$21.06	$16.35

See accompanying notes to financial statements.

United States Commodity Index Funds Trust Statements of Financial Condition At December 31, 2017 and 2016

United States Agriculture Index Fund

	December 31, 2017	December 31, 2016
Assets
Cash and cash equivalents (at cost $1,297,110 and $1,781,515, respectively) (Notes 2 and 6)	$1,297,110	$1,781,515
Short-Term Investments (at cost $296,550 and $—, respectively) (Note 6)	296,550	—
Equity in trading accounts:
Cash and cash equivalents (at cost $159,372 and $208,306, respectively)	159,372	208,306
Unrealized gain (loss) on open commodity futures contracts	(1,125)	(89,700)
Receivable from Sponsor (Note 4)	45,533	72,173
Interest receivable	269	—
Directors’ fees and insurance receivable	183	—

Total assets	$1,797,892	$1,972,294

Liabilities and Capital
Management fees payable (Note 4)	$2,032	$2,129
Professional fees payable	44,877	69,395
Directors’ fees and insurance payable	—	15

Total liabilities	46,909	71,539

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	—	—
Shareholders	1,750,983	1,900,755
Total Capital	1,750,983	1,900,755

Total liabilities and capital	$1,797,892	$1,972,294

Shares outstanding	100,000	100,000
Net asset value per share	$17.51	$19.01
Market value per share	$16.51	$18.07

See accompanying notes to financial statements.

United States Commodity Index Funds Trust Statements of Financial Condition At December 31, 2017 and 2016

United States Commodity Index Funds Trust

	December 31, 2017	December 31, 2016
Assets
Cash and cash equivalents (at cost $401,910,152 and $608,435,196, respectively) (Notes 2 and 6)	$401,910,152	$608,435,196
Short-Term Investments (at cost $73,764,126 and $—, respectively) (Note 6)	73,764,126	—
Equity in trading accounts:
Cash and cash equivalents (at cost $33,566,380 and $40,511,991, respectively)	33,566,380	40,511,991
Unrealized gain (loss) on open commodity futures contracts	7,753,783	2,054,335
Receivable for shares sold	2,104,935	—
Receivable from Sponsor (Note 4)	85,686	147,813
Interest receivable	15,004	1,261
Directors’ fees and insurance receivable	218	—
ETF transaction fees receivable	700	350

Total assets	$519,200,984	$651,150,946

Liabilities and Capital
Payable due to Broker	$442,429	$—
Payable for shares redeemed	2,120,429	6,015,383
Management fees payable (Note 4)	333,319	450,330
Professional fees payable	633,210	706,759
Brokerage commissions payable	43,305	54,015
Directors’ fees and insurance payable	5,496	6,226

Total liabilities	3,578,188	7,232,713

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	—	—
Shareholders	515,622,796	643,918,233
Total Capital	515,622,796	643,918,233

Total liabilities and capital	$519,200,984	$651,150,946

Shares outstanding	12,500,000	16,350,000

See accompanying notes to financial statements.

United States Commodity Index Funds Trust Schedule of Investments At December 31, 2017

United States Commodity Index Fund

	Notional Amount	Number of Contracts	Value/ Unrealized Gain (Loss) on Open Commodity Contracts	% of Capital
Open Futures Contracts - Long
Foreign Contracts
LME Zinc Futures LX January 2018 contracts, expiring January 2018	$35,972,181	446	$1,213,069	0.24
LME Aluminum Futures LA February 2018 contracts, expiring February 2018	41,453,762	840	6,148,048	1.23
ICE Brent Crude Oil Futures CO April 2018 contracts, expiring February 2018	35,223,750	534	255,210	0.05
LME Lead Futures LL April 2018 contracts, expiring April 2018	35,815,794	598	1,402,231	0.28
LME Nickel Futures LN April 2018 contracts, expiring April 2018	35,062,350	495	2,888,310	0.58
LME Tin Futures LT May 2018 contracts, expiring May 2018	36,803,605	377	902,050	0.18
LME Lead Futures LL August 2018 contracts, expiring August 2018	35,868,369	567	(482,358)	(0.10)
LME Zinc Futures LX August 2018 contracts, expiring August 2018	35,569,000	436	279,657	0.05
ICE-US Gas Oil Futures QS December 2018 contracts, expiring December 2018	33,607,075	612	986,225	0.20
	325,375,886	4,905	13,592,442	2.71
United States Contracts
CME Live Cattle Futures LC February 2018 contracts, expiring February 2018	35,304,070	726	(5,950)	0.00 *
COMEX Copper Futures HG March 2018 contracts, expiring March 2018	33,763,700	430	1,716,675	0.34
NYMEX Natural Gas Futures NG April 2018 contracts, expiring March 2018	36,539,670	1,368	1,066,650	0.21
CME Feeder Cattle Futures FC March 2018 contracts, expiring March 2018	35,426,138	499	171,275	0.03
LME Aluminum Futures LA April 2018 contracts, expiring April 2018	36,208,836	643	315,455	0.06
ICE-US Sugar #11 Futures SB May 2018 contracts, expiring April 2018	36,330,022	2,151	(145,040)	(0.03)
NYMEX Heating Oil Futures HO June 2018 contracts, expiring May 2018	31,096,531	426	4,297,423	0.86
CBOT Wheat Futures W July 2018 contracts, expiring July 2018	38,725,288	1,573	(3,077,175)	(0.61)
COMEX Gold Futures GC August 2018 contracts, expiring August 2018	34,939,800	271	924,340	0.19
	318,334,055	8,087	5,263,653	1.05
Open Futures Contracts - Short**
Foreign Contracts
LME Zinc Futures LX January 2018 contracts, expiring January 2018	(36,749,919)	446	(438,284)	(0.09)
LME Aluminum Futures LA February 2018 contracts, expiring February 2018	(43,373,100)	840	(4,234,182)	(0.84)
LME Nickel Futures LN April 2018 contracts, expiring April 2018	(31,247,256)	495	(6,706,684)	(1.34)
LME Lead Futures LL April 2018 contracts, expiring April 2018	(36,661,056)	598	(560,927)	(0.11)
LME Tin Futures LT May 2018 contracts, expiring May 2018	(1,458,475)	15	(43,048)	(0.01)
	(149,489,806)	2,394	(11,983,125)	(2.39)
Total Open Futures Contracts***	$494,220,135	15,386	$6,872,970	1.37

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2017 (Continued)

United States Commodity Index Fund

	Principal	Market	% of
	Amount	Value	Capital
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
1.12%, 1/04/2018	$30,000,000	$29,997,213	5.98
1.11%, 1/11/2018	5,000,000	4,998,465	1.00
1.10%, 1/18/2018	10,000,000	9,994,853	1.99
1.12%, 1/25/2018	25,000,000	24,981,417	4.98
0.83%, 2/01/2018	10,000,000	9,992,896	1.99
1.12%, 2/15/2018	5,000,000	4,993,063	1.00
1.06%, 3/01/2018	12,000,000	11,979,399	2.39
1.14%, 3/08/2018	12,000,000	11,975,085	2.39
1.16%, 3/22/2018	10,000,000	9,974,444	1.99
1.07%, 3/29/2018	15,000,000	14,961,672	2.99
1.19%, 4/05/2018	4,000,000	3,987,623	0.80
1.22%, 4/12/2018	10,000,000	9,965,913	1.99
1.23%, 4/19/2018	15,000,000	14,945,212	2.98
1.16%, 4/26/2018	40,000,000	39,853,135	7.95
1.27%, 5/03/2018	20,000,000	19,914,600	3.97
1.32%, 5/10/2018	20,000,000	19,906,117	3.97
1.37%, 5/17/2018	10,000,000	9,948,717	1.99
1.27%, 5/24/2018	25,000,000	24,875,074	4.96
1.43%, 5/31/2018	20,000,000	19,881,667	3.97
1.43%, 6/07/2018	10,000,000	9,938,072	1.98
1.46%, 6/14/2018	10,000,000	9,934,172	1.98
1.27%, 6/21/2018	20,000,000	19,880,181	3.97
1.50%, 6/28/2018	25,000,000	24,815,819	4.95
Total Treasury Obligations		361,694,809	72.16

United States - Money Market Funds
Fidelity Investments Money Market Funds - Government Portfolio	3,000,000	3,000,000	0.60
Goldman Sachs Financial Square Funds - Government Fund - Class FS	3,000,000	3,000,000	0.60
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	3,000,000	3,000,000	0.60
Total Money Market Funds		9,000,000	1.80
Total Cash Equivalents		$370,694,809	73.96

Short-Term Investments
United States Treasury Obligations
1.35%, 7/19/2018	$15,000,000	$14,889,527	2.97
1.21%, 8/16/2018	16,000,000	15,879,280	3.17
1.32%, 9/13/2018	12,000,000	11,889,358	2.37
1.40%, 10/11/2018	15,000,000	14,837,491	2.96
1.54%, 11/08/2018	6,000,000	5,921,213	1.18
1.69%, 12/06/2018	8,000,000	7,874,900	1.57
Total Treasury Obligations		71,291,769	14.22
Total Short-Term Investments		$71,291,769	14.22

* Represents less than 0.005%.

** All short contracts are offset by the same number of Futures Contracts in the corresponding long positions and are acquired solely for the purpose of reducing a long position (e.g., due to a redemption or to reflect a rebalancing of the SDCI).

*** Collateral amounted to $32,608,929 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2016

United States Commodity Index Fund

			Value/
			Unrealized Gain
			(Loss) on Open
	Notional	Number of	Commodity	% of
	Amount	Contracts	Contracts	Capital
Open Futures Contracts - Long
Foreign Contracts
LME Aluminum Futures LA January 2017 contracts, expiring January 2017	$48,011,306	1,106	$(1,172,206)	(0.19)
LME Tin Futures LT January 2017 contracts, expiring January 2017	52,192,055	611	12,573,896	1.98
LME Aluminum Futures LA February 2017 contracts, expiring February 2017	45,164,525	1,067	(80,638)	(0.01)
LME Tin Futures LT February 2017 contracts, expiring February 2017	45,664,580	434	305,433	0.05
ICE-US Cocoa Futures CC March 2017 contracts, expiring March 2017	54,942,630	2,030	(11,784,830)	(1.85)
LME Zinc Futures LX April 2017 contracts, expiring April 2017	51,449,744	883	5,474,631	0.86
ICE-US Sugar #11 Futures SB May 2017 contracts, expiring April 2017	50,163,781	2,216	(2,386,821)	(0.38)
LME Lead Futures LL May 2017 contracts, expiring May 2017	50,146,225	978	(769,450)	(0.12)
LME Nickel Futures LN July 2017 contracts, expiring July 2017	47,868,434	695	(5,868,193)	(0.92)
ICE Brent Crude Oil Futures CO December 2017 contracts, expiring October 2017	45,543,090	777	90,120	0.01
ICE-US Gas Oil Futures QS December 2017 contracts, expiring December 2017	45,455,550	869	(6,850)	0.00 *
	536,601,920	11,666	(3,624,908)	(0.57)
United States Contracts
CBOT Soybean Oil Futures BO March 2017 contracts, expiring March 2017	42,867,888	2,138	1,593,960	0.25
COMEX Copper Futures HG March 2017 contracts, expiring March 2017	47,789,237	722	(2,564,963)	(0.40)
CME Feeder Cattle Futures FC March 2017 contracts, expiring March 2017	44,529,438	721	569,113	0.09
COMEX Gold Futures GC April 2017 contracts, expiring April 2017	45,813,580	398	127,560	0.02
NYMEX Natural Gas Futures NG October 2017 contracts, expiring September 2017	40,270,450	1,283	5,532,650	0.87
NYMEX WTI Crude Oil Futures CL December 2017 contracts, expiring November 2017	45,500,740	798	33,140	0.00 *
NYMEX Heating Oil Futures HO December 2017 contracts, expiring November 2017	45,531,528	605	130,242	0.02
	312,302,861	6,665	5,421,702	0.85
Open Futures Contracts - Short**
Foreign Contracts
LME Aluminum Futures LA January 2017 contracts, expiring January 2017	(46,912,056)	1,106	65,634	0.01
LME Tin Futures LT January 2017 contracts, expiring January 2017	(62,903,883)	611	(1,864,792)	(0.29)
LME Zinc Futures LX April 2017 contracts, expiring April 2017	(12,025,981)	180	421,463	0.07
LME Lead Futures LL May 2017 contracts, expiring May 2017	(50,664,331)	978	1,281,082	0.20
LME Nickel Futures LN July 2017 contracts, expiring July 2017	(42,360,120)	695	355,279	0.05
	(214,866,371)	3,570	258,666	0.04
Total Open Futures Contracts***	$634,038,410	21,901	$2,055,460	0.32

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2016 (Continued)

United States Commodity Index Fund

	Principal	Market	% of
	Amount	Value	Capital
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
0.34%, 1/05/2017	$40,000,000	$39,998,489	6.29
0.38%, 1/12/2017	30,000,000	29,996,517	4.72
0.43%, 1/19/2017	20,000,000	19,995,750	3.14
0.36%, 1/26/2017	20,000,000	19,995,000	3.14
0.45%, 2/16/2017	20,000,000	19,988,500	3.14
0.45%, 3/02/2017	20,000,000	19,985,000	3.14
0.47%, 3/09/2017	20,000,000	19,982,505	3.14
0.43%, 3/30/2017	20,000,000	19,978,978	3.14
0.47%, 4/13/2017	20,000,000	19,973,367	3.14
0.46%, 4/20/2017	20,000,000	19,972,447	3.14
0.47%, 4/27/2017	35,000,000	34,947,558	5.49
0.49%, 5/04/2017	35,000,000	34,941,105	5.49
0.55%, 5/11/2017	25,000,000	24,950,799	3.92
0.60%, 5/18/2017	30,000,000	29,932,071	4.70
0.61%, 5/25/2017	30,000,000	29,927,100	4.70
0.60%, 6/01/2017	10,000,000	9,975,043	1.57
0.62%, 6/08/2017	40,000,000	39,892,033	6.27
0.65%, 6/15/2017	40,000,000	39,881,750	6.27
0.64%, 6/22/2017	30,000,000	29,908,266	4.70
0.60%, 6/29/2017	10,000,000	9,970,167	1.57
Total Cash Equivalents		$514,192,445	80.81

* Represents less than 0.005%.

** All short contracts are offset by the same number of Futures Contracts in the corresponding long positions and are acquired solely for the purpose of reducing a long position (e.g., due to a redemption or to reflect a rebalancing of the SDCI).

*** Collateral amounted to $40,050,520 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2017

United States Copper Index Fund

			Value/
			Unrealized Gain
			(Loss) on Open
	Notional	Number of	Commodity	% of
	Amount	Contracts	Contracts	Capital
Open Futures Contracts - Long
United States Contracts
COMEX Copper Futures HG May 2018 contracts, expiring May 2018*	$11,797,938	153	$881,938	6.98

		Principal	Market
		Amount	Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
0.92%, 1/04/2018		$250,000	$249,981	1.98
1.12%, 1/25/2018		100,000	99,926	0.79
0.82%, 2/01/2018		200,000	199,860	1.58
1.13%, 2/08/2018		100,000	99,881	0.79
1.12%, 2/15/2018		250,000	249,653	1.98
1.02%, 3/01/2018		500,000	499,174	3.95
1.14%, 3/15/2018		300,000	299,313	2.37
1.16%, 3/22/2018		500,000	498,722	3.95
1.02%, 3/29/2018		250,000	249,390	1.98
1.19%, 4/05/2018		200,000	199,381	1.58
1.22%, 4/12/2018		200,000	199,318	1.58
1.23%, 4/19/2018		300,000	298,904	2.37
1.15%, 4/26/2018		400,000	398,540	3.16
1.27%, 5/03/2018		100,000	99,573	0.79
1.37%, 5/17/2018		500,000	497,436	3.94
1.28%, 5/24/2018		300,000	298,485	2.36
1.43%, 5/31/2018		300,000	298,225	2.36
1.43%, 6/07/2018		300,000	298,142	2.36
1.46%, 6/14/2018		500,000	496,709	3.93
1.42%, 6/21/2018		400,000	397,331	3.15
1.50%, 6/28/2018		500,000	496,316	3.93
Total Treasury Obligations			6,424,260	50.88

United States - Money Market Funds
Fidelity Investments Money Market Funds - Government Portfolio		330,000	330,000	2.61
Goldman Sachs Financial Square Funds - Government Fund - Class FS		330,000	330,000	2.61
Morgan Stanley Institutional Liquidity Funds - Government Portfolio		330,000	330,000	2.61
Total Money Market Funds			990,000	7.83
Total Cash Equivalents			$7,414,260	58.71

Short-Term Investments
United States Treasury Obligations
1.36%, 7/19/2018		400,000	$397,016	3.14
1.44%, 8/16/2018		400,000	396,419	3.14
1.32%, 9/13/2018		300,000	297,230	2.35
1.39%, 10/11/2018		300,000	296,771	2.35
1.58%, 11/08/2018		400,000	394,614	3.12
1.68%, 12/06/2018		400,000	393,757	3.12
Total Treasury Obligations			2,175,807	17.22
Total Short-Term Investments			$2,175,807	17.22

* Collateral amounted to $798,079 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2016

United States Copper Index Fund

			Value/
			Unrealized Gain
			(Loss) on Open
	Notional	Number of	Commodity	% of
	Amount	Contracts	Contracts	Capital
Open Futures Contracts - Long
United States Contracts
COMEX Copper Futures HG March 2017 contracts, expiring March 2017	$2,604,987	46	$276,338	4.83
COMEX Copper Futures HG May 2017 contracts, expiring May 2017	3,076,563	46	(187,763)	(3.28)
Total Open Futures Contracts*	$5,681,550	92	$88,575	1.55

		Principal	Market
		Amount	Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
0.34%, 1/05/2017		$250,000	$249,990	4.37
0.44%, 1/26/2017		150,000	149,955	2.62
0.46%, 2/16/2017		150,000	149,913	2.62
0.48%, 3/09/2017		150,000	149,866	2.62
0.46%, 4/06/2017		250,000	249,700	4.36
0.47%, 4/13/2017		250,000	249,667	4.36
0.46%, 4/20/2017		250,000	249,656	4.36
0.47%, 4/27/2017		400,000	399,401	6.98
0.49%, 5/04/2017		350,000	349,411	6.10
0.55%, 5/11/2017		300,000	299,410	5.23
0.60%, 5/18/2017		350,000	349,207	6.10
0.60%, 6/01/2017		200,000	199,501	3.48
0.62%, 6/08/2017		500,000	498,650	8.71
0.65%, 6/15/2017		500,000	498,522	8.71
0.64%, 6/22/2017		500,000	498,471	8.71
Total Cash Equivalents			$4,541,320	79.33

* Collateral amounted to $253,165 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2017

United States Agriculture Index Fund

			Value/
			Unrealized Gain
			(Loss) on Open
	Notional	Number of	Commodity	% of
	Amount	Contracts	Contracts	Capital
Open Futures Contracts - Long
Foreign Contracts
ICE-Canola Futures RS March 2018 contracts, expiring March 2018	$87,058	11	$(1,314)	(0.07)

United States Contracts
CME Live Cattle Futures LC February 2018 contracts, expiring February 2018	192,810	4	1,670	0.10
ICE-US Cotton #2 Futures CT March 2018 contracts, expiring March 2018	136,540	4	20,720	1.18
CBOT Wheat Futures W March 2018 contracts, expiring March 2018	182,513	8	(11,713)	(0.67)
ICE-US Cocoa Futures CC March 2018 contracts, expiring March 2018	80,070	4	(4,390)	(0.25)
KCBT Hard Red Winter Wheat Futures KW March 2018 contracts, expiring March 2018	43,112	2	(387)	(0.02)
CME Feeder Cattle Futures FC March 2018 contracts, expiring March 2018	71,125	1	213	0.01
CME Lean Hogs Futures LH April 2018 contracts, expiring April 2018	149,360	5	1,940	0.11
ICE-US Sugar #11 Futures SB May 2018 contracts, expiring April 2018	198,005	12	3,864	0.22
CBOT Soybean Meal Futures SM July 2018 contracts, expiring July 2018	67,160	2	(2,460)	(0.14)
CBOT Soybean Oil Futures BO July 2018 contracts, expiring July 2018	21,252	1	(1,080)	(0.06)
ICE-US Coffee-C Futures KC July 2018 contracts, expiring July 2018	149,756	3	(2,438)	(0.14)
CBOT Soybean Futures S November 2018 contracts, expiring November 2018	196,988	4	(1,838)	(0.11)
CBOT Corn Futures C December 2018 contracts, expiring December 2018	176,712	9	(3,912)	(0.22)
	1,665,403	59	189	0.01
Total Open Futures Contracts*	$1,752,461	70	$(1,125)	(0.06)

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2017 (Continued)

United States Agriculture Index Fund

	Principal	Market	% of
	Amount	Value	Capital
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
1.12%, 1/04/2018	$100,000	$99,991	5.71
1.11%, 1/11/2018	100,000	99,969	5.71
1.12%, 2/01/2018	100,000	99,904	5.71
1.12%, 2/15/2018	250,000	249,653	14.26
1.14%, 3/08/2018	50,000	49,896	2.85
1.16%, 3/22/2018	50,000	49,872	2.85
1.19%, 4/05/2018	100,000	99,691	5.69
1.27%, 5/03/2018	50,000	49,786	2.84
1.37%, 5/17/2018	50,000	49,744	2.84
1.43%, 5/24/2018	50,000	49,719	2.84
1.43%, 5/31/2018	50,000	49,704	2.84
1.49%, 6/21/2018	50,000	49,648	2.84
1.50%, 6/28/2018	50,000	49,632	2.83
Total Treasury Obligations		1,047,209	59.81

United States - Money Market Funds
Fidelity Investments Money Market Funds - Government Portfolio	100,000	100,000	5.71
Goldman Sachs Financial Square Funds - Government Fund - Class FS	100,000	100,000	5.71
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	100,000	100,000	5.71
Total Money Market Funds		300,000	17.13
Total Cash Equivalents		$1,347,209	76.94

Short-Term Investments
United States Treasury Obligations
1.33%, 7/19/2018	50,000	$49,635	2.83
1.44%, 8/16/2018	50,000	49,551	2.83
1.51%, 9/13/2018	50,000	49,471	2.83
1.67%, 10/11/2018	50,000	49,353	2.82
1.58%, 11/08/2018	50,000	49,326	2.82
1.70%, 12/06/2018	50,000	49,214	2.81
Total Treasury Obligations		296,550	16.94
Total Short-Term Investments		$296,550	16.94

* Collateral amounted to $159,372 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2016

United States Agriculture Index Fund

			Value/
			Unrealized Gain
			(Loss) on Open
	Notional	Number of	Commodity	% of
	Amount	Contracts	Contracts	Capital
Open Futures Contracts - Long
Foreign Contracts
ICE-US Cotton #2 Futures CT March 2017 contracts, expiring March 2017	$140,385	4	$915	0.05
ICE-Canola Futures RS March 2017 contracts, expiring March 2017	22,444	3	63	0.00 *
ICE-US Cocoa Futures CC March 2017 contracts, expiring March 2017	182,800	7	(33,980)	(1.79)
ICE-US Sugar #11 Futures SB May 2017 contracts, expiring April 2017	251,250	11	(14,090)	(0.74)
ICE-US Coffee-C Futures KC July 2017 contracts, expiring July 2017	255,900	4	(43,350)	(2.28)
	852,779	29	(90,442)	(4.76)
United States Contracts
CBOT Soybean Oil Futures BO March 2017 contracts, expiring March 2017	79,884	4	3,300	0.17
CBOT Wheat Futures W March 2017 contracts, expiring March 2017	134,387	6	(11,988)	(0.63)
CME Feeder Cattle Futures FC March 2017 contracts, expiring March 2017	124,063	2	1,038	0.06
CME Lean Hogs Futures LH April 2017 contracts, expiring April 2017	74,900	3	6,790	0.36
CME Live Cattle Futures LC April 2017 contracts, expiring April 2017	132,980	3	4,510	0.24
KCBT Hard Red Winter Wheat Futures KW May 2017 contracts, expiring May 2017	43,300	2	(300)	(0.02)
CBOT Soybean Meal Futures SM July 2017 contracts, expiring July 2017	163,270	5	(2,270)	(0.12)
CBOT Soybean Futures S November 2017 contracts, expiring November 2017	196,437	4	1,412	0.07
CBOT Corn Futures C December 2017 contracts, expiring December 2017	191,750	10	(1,750)	(0.09)
	1,140,971	39	742	0.04
Total Open Futures Contracts**	$1,993,750	68	$(89,700)	(4.72)

		Principal	Market
		Amount	Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
0.34%, 1/05/2017		$250,000	$249,991	13.15
0.45%, 2/16/2017		250,000	249,856	13.15
0.49%, 5/04/2017		400,000	399,327	21.01
0.60%, 5/18/2017		250,000	249,434	13.12
0.64%, 6/22/2017		250,000	249,235	13.11
Total Cash Equivalents			$1,397,843	73.54

* Represents less than 0.005%.

** Collateral amounted to $208,306 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Operations

For the years ended December 31, 2017, 2016 and 2015

United States Commodity Index Fund

	Year ended	Year ended	Year ended
	December 31, 2017	December 31, 2016	December 31, 2015
Income
Gain (loss) on trading of commodity futures contracts: Realized gain (loss) on closed positions	$22,989,718	$(22,063,913)	$(127,566,722)
Change in unrealized gain (loss) on open positions	4,817,510	10,637,687	29,684,932
Realized gain (loss) on short-term investments	—	—	3,645
Interest income*	4,017,753	1,984,573	462,464
ETF transaction fees	15,750	17,500	15,050

Total income (loss)	31,840,731	(9,424,153)	(97,400,631)

Expenses
Management fees (Note 4)	4,126,513	4,810,916	4,513,975
Professional fees	626,130	553,904	948,893
Brokerage commissions	527,610	776,649	711,491
Directors’ fees and insurance	69,558	74,029	113,376

Total expenses	5,349,811	6,215,498	6,287,735

Net income (loss)	$26,490,920	$(15,639,651)	$(103,688,366)
Net income (loss) per share	$2.46	$(0.50)	$(7.72)
Net income (loss) per weighted average share	$2.04	$(1.07)	$(8.16)
Weighted average shares outstanding	12,996,575	14,559,973	12,705,890

* Interest income does not exceed paid in kind of 5%.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Operations

For the years ended December 31, 2017, 2016 and 2015

United States Copper Index Fund

	Year ended	Year ended	Year ended
	December 31, 2017	December 31, 2016	December 31, 2015
Income
Gain (loss) on trading of commodity futures contracts: Realized gain (loss) on closed positions	$1,468,825	$(19,600)	$(639,262)
Change in unrealized gain (loss) on open positions	793,363	269,200	16,900
Realized gain (loss) on short-term investments	(23)	—	17
Interest income*	80,677	9,625	1,408
ETF transaction fees	4,550	1,400	700

Total income (loss)	2,347,392	260,625	(620,237)

Expenses
Management fees (Note 4)	67,217	19,170	12,760
Professional fees	48,451	78,043	61,175
Brokerage commissions	5,461	1,628	947
Directors’ fees and insurance	1,823	392	418

Total expenses	122,952	99,233	75,300

Expense waiver (Note 4)	(40,153)	(75,640)	(59,601)

Net expenses	82,799	23,593	15,699

Net income (loss)	$2,264,593	$237,032	$(635,936)
Net income (loss) per share	$4.69	$2.12	$(4.86)
Net income (loss) per weighted average share	$3.92	$1.18	$(5.39)
Weighted average shares outstanding	577,397	200,546	118,082

* Interest income does not exceed paid in kind of 5%.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Operations

For the years ended December 31, 2017, 2016 and 2015

United States Agriculture Index Fund

	Year ended	Year ended	Year ended
	December 31, 2017	December 31, 2016	December 31, 2015
Income
Gain (loss) on trading of commodity futures contracts: Realized gain (loss) on closed positions	$(238,006)	$26,386	$(373,442)
Change in unrealized gain (loss) on open positions	88,575	(95,857)	72,733
Realized gain (loss) on foreign currency transactions	(31)	(113)	18
Change in unrealized gain (loss) on foreign currency translations	612	504	(1,120)
Interest income*	13,898	6,205	1,466

Total income (loss)	(134,952)	(62,875)	(300,345)

Expenses
Management fees (Note 4)	12,013	12,901	13,599
Professional fees	45,273	72,711	55,955
Brokerage commissions	1,923	2,150	3,116
Directors’ fees and insurance	1,144	301	385

Total expenses	60,353	88,063	73,055

Expense waiver (Note 4)	(45,533)	(72,173)	(56,318)

Net expenses	14,820	15,890	16,737

Net income (loss)	$(149,772)	$(78,765)	$(317,082)
Net income (loss) per share	$(1.50)	$(0.79)	$(3.17)
Net income (loss) per weighted average share	$(1.50)	$(0.79)	$(3.17)
Weighted average shares outstanding	100,000	100,000	100,000

* Interest income does not exceed paid in kind of 5%.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Operations

For the years ended December 31, 2017, 2016 and 2015

United States Commodity Index Funds Trust

	Year ended	Year ended	Year ended
	December 31, 2017	December 31, 2016	December 31, 2015
Income
Gain (loss) on trading of commodity futures contracts: Realized gain (loss) on closed positions	$24,220,537	$(22,057,127)	$(128,761,842)
Change in unrealized gain (loss) on open positions	5,699,448	10,811,030	29,911,129
Realized gain (loss) on foreign currency transactions	(31)	(113)	18
Realized gain (loss) on short-term investments	(23)	—	3,812
Change in unrealized gain (loss) on foreign currency translations	612	504	(1,120)
Interest income*	4,112,328	2,000,403	465,496
ETF transaction fees	20,300	18,900	16,100

Total income (loss)	34,053,171	(9,226,403)	(98,366,407)

Expenses
Management fees (Note 4)	4,205,743	4,842,987	4,542,429
Professional fees	719,854	704,658	1,075,066
Brokerage commissions	534,994	780,427	715,863
Directors’ fees and insurance	72,525	74,722	114,250

Total expenses	5,533,116	6,402,794	6,447,608

Expense waiver (Note 4)	(85,686)	(147,813)	(124,812)

Net expenses	5,447,430	6,254,981	6,322,796

Net income (loss)	$28,605,741	$(15,481,384)	$(104,689,203)

* Interest income does not exceed paid in kind of 5%.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Changes in Capital

For the years ended December 31, 2017, 2016 and 2015

United States Commodity Index Fund

	Sponsor	Shareholders	Total
Balances, at December 31, 2014	$—	$709,120,840	$709,120,840
Additions	—	155,622,096	155,622,096
Redemptions	—	(240,418,600)	(240,418,600)
Net income (loss)	—	(103,688,366)	(103,688,366)
Balances, at December 31, 2015	—	520,635,970	520,635,970
Additions	—	207,139,996	207,139,996
Redemptions	—	(75,843,491)	(75,843,491)
Net income (loss)	—	(15,639,651)	(15,639,651)
Balances, at December 31, 2016	—	636,292,824	636,292,824
Additions	—	49,804,005	49,804,005
Redemptions	—	(211,345,839)	(211,345,839)
Net income (loss)	—	26,490,920	26,490,920
Balances, at December 31, 2017	$—	$501,241,910	$501,241,910

Statements of Changes in Shares Outstanding
For the years ended December 31, 2017, 2016 and 2015

	Sponsor	Shareholders	Total
Shares Outstanding, at December 31, 2014	—	14,700,000	14,700,000
Additions	—	3,500,000	3,500,000
Redemptions	—	(5,350,000)	(5,350,000)
Shares Outstanding, at December 31, 2015	—	12,850,000	12,850,000
Additions	—	4,900,000	4,900,000
Redemptions	—	(1,850,000)	(1,850,000)
Shares Outstanding, at December 31, 2016	—	15,900,000	15,900,000
Additions	—	1,250,000	1,250,000
Redemptions	—	(5,350,000)	(5,350,000)
Shares Outstanding, at December 31, 2017	—	11,800,000	11,800,000

Net Asset Value Per Share:
At December 31, 2014			$48.24
At December 31, 2015			$40.52
At December 31, 2016			$40.02
At December 31, 2017			$42.48

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Changes in Capital

For the years ended December 31, 2017, 2016 and 2015

United States Copper Index Fund

	Sponsor	Shareholders	Total
Balances, at December 31, 2014	$—	$2,865,627	$2,865,627
Additions	—	799,533	799,533
Redemptions	—	(893,834)	(893,834)
Net income (loss)	—	(635,936)	(635,936)
Balances, at December 31, 2015	—	2,135,390	2,135,390
Additions	—	3,352,232	3,352,232
Redemptions	—	—	—
Net income (loss)	—	237,032	237,032
Balances, at December 31, 2016	—	5,724,654	5,724,654
Additions	—	12,667,909	12,667,909
Redemptions	—	(8,027,253)	(8,027,253)
Net income (loss)	—	2,264,593	2,264,593
Balances, at December 31, 2017	$—	$12,629,903	$12,629,903

Statements of Changes in Shares Outstanding
For the years ended December 31, 2017, 2016 and 2015

	Sponsor	Shareholders	Total
Shares Outstanding, at December 31, 2014	—	150,000	150,000
Additions	—	50,000	50,000
Redemptions	—	(50,000)	(50,000)
Shares Outstanding, at December 31, 2015	—	150,000	150,000
Additions	—	200,000	200,000
Redemptions	—	—	—
Shares Outstanding, at December 31, 2016	—	350,000	350,000
Additions	—	700,000	700,000
Redemptions	—	(450,000)	(450,000)
Shares Outstanding, at December 31, 2017	—	600,000	600,000

Net Asset Value Per Share:
At December 31, 2014			$19.10
At December 31, 2015			$14.24
At December 31, 2016			$16.36
At December 31, 2017			$21.05

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Changes in Capital

For the years ended December 31, 2017, 2016 and 2015

United States Agriculture Index Fund

	Sponsor	Shareholders	Total
Balances, at December 31, 2014	$—	$2,296,602	$2,296,602
Additions	—	—	—
Redemptions	—	—	—
Net income (loss)	—	(317,082)	(317,082)
Balances, at December 31, 2015	—	1,979,520	1,979,520
Additions	—	—	—
Redemptions	—	—	—
Net income (loss)	—	(78,765)	(78,765)
Balances, at December 31, 2016	—	1,900,755	1,900,755
Additions	—	—	—
Redemptions	—	—	—
Net income (loss)	—	(149,772)	(149,772)
Balances, at December 31, 2017	$—	$1,750,983	$1,750,983

Statements of Changes in Shares Outstanding
For the years ended December 31, 2017, 2016 and 2015

	Sponsor	Shareholders	Total
Shares Outstanding, at December 31, 2014	—	100,000	100,000
Additions	—	—	—
Redemptions	—	—	—
Shares Outstanding, at December 31, 2015	—	100,000	100,000
Additions	—	—	—
Redemptions	—	—	—
Shares Outstanding, at December 31, 2016	—	100,000	100,000
Additions	—	—	—
Redemptions	—	—	—
Shares Outstanding, at December 31, 2017	—	100,000	100,000

Net Asset Value Per Share:
At December 31, 2014			$22.97
At December 31, 2015			$19.80
At December 31, 2016			$19.01
At December 31, 2017			$17.51

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Changes in Capital

For the years ended December 31, 2017, 2016 and 2015

United States Commodity Index Funds Trust

	Sponsor	Shareholders	Total
Balances, at December 31, 2014	$—	$716,264,689	$716,264,689
Additions	—	156,421,629	156,421,629
Redemptions	—	(243,246,235)	(243,246,235)
Net income (loss)	—	(104,689,203)	(104,689,203)
Balances, at December 31, 2015	—	524,750,880	524,750,880
Additions	—	210,492,228	210,492,228
Redemptions	—	(75,843,491)	(75,843,491)
Net income (loss)	—	(15,481,384)	(15,481,384)
Balances, at December 31, 2016	—	643,918,233	643,918,233
Additions	—	62,471,914	62,471,914
Redemptions	—	(219,373,092)	(219,373,092)
Net income (loss)	—	28,605,741	28,605,741
Balances, at December 31, 2017	$—	$515,622,796	$515,622,796

Statements of Changes in Shares Outstanding
For the years ended December 31, 2017, 2016 and 2015

	Sponsor	Shareholders	Total
Shares Outstanding, at December 31, 2014	—	15,050,000	15,050,000
Additions	—	3,550,000	3,550,000
Redemptions	—	(5,500,000)	(5,500,000)
Shares Outstanding, at December 31, 2015	—	13,100,000	13,100,000
Additions	—	5,100,000	5,100,000
Redemptions	—	(1,850,000)	(1,850,000)
Shares Outstanding, at December 31, 2016	—	16,350,000	16,350,000
Additions	—	1,950,000	1,950,000
Redemptions	—	(5,800,000)	(5,800,000)
Shares Outstanding, at December 31, 2017	—	12,500,000	12,500,000

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Cash Flows

For the years ended December 31, 2017, 2016 and 2015

United States Commodity Index Fund

	Year ended	Year ended	Year ended
	December 31, 2017	December 31, 2016	December 31, 2015
Cash Flows from Operating Activities:
Net income (loss)	$26,490,920	$(15,639,651)	$(103,688,366)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) decrease in short-term investments	(71,291,769)	—	—
(Increase) decrease in commodity futures trading account - cash and cash equivalents	7,441,591	15,941,203	24,230,603
Unrealized (gain) loss on open futures contracts	(4,817,510)	(10,637,687)	(29,684,932)
(Increase) decrease in interest receivable	(12,337)	—	—
(Increase) decrease in directors’ fees and insurance receivable	—	6,190	(6,190)
(Increase) decrease in ETF transaction fees receivable	—	(350)	1,050
Increase (decrease) in management fees payable	(119,158)	85,619	(172,237)
Increase (decrease) in professional fees payable	(20,651)	(133,821)	199,184
Increase (decrease) in brokerage commissions payable	(10,710)	11,200	—
Increase (decrease) in directors’ fees and insurance payable	(668)	6,164	(15,638)
Net cash provided by (used in) operating activities	(42,340,292)	(10,361,133)	(109,136,526)

Cash Flows from Financing Activities:
Addition of shares	49,804,005	207,139,996	155,622,096
Redemption of shares	(215,240,793)	(69,828,108)	(284,155,249)
Net cash provided by (used in) financing activities	(165,436,788)	137,311,888	(128,533,153)

Net Increase (Decrease) in Cash and Cash Equivalents	(207,777,080)	126,950,755	(237,669,679)

Cash and Cash Equivalents, beginning of year	601,266,026	474,315,271	711,984,950
Cash and Cash Equivalents, end of year	$393,488,946	$601,266,026	$474,315,271

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Cash Flows

For the years ended December 31, 2017, 2016 and 2015

United States Copper Index Fund

	Year ended	Year ended	Year ended
	December 31, 2017	December 31, 2016	December 31, 2015
Cash Flows from Operating Activities:
Net income (loss)	$2,264,593	$237,032	$(635,936)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) decrease in short-term investments	(2,175,807)	—	—
(Increase) decrease in commodity futures trading account - cash and cash equivalents	(544,914)	180,275	(96,292)
Unrealized (gain) loss on open futures contracts	(793,363)	(269,200)	(16,900)
(Increase) decrease in receivable from Sponsor	35,487	(16,039)	(16,771)
(Increase) decrease in interest receivable	(1,137)	—	25
(Increase) decrease in directors’ fees and insurance receivable	(35)	32	(32)
(Increase) decrease in ETF transaction fees receivable	(350)	—	—
Increase (decrease) in payable due to Broker	442,429	—	—
Increase (decrease) in management fees payable	2,244	1,882	(456)
Increase (decrease) in professional fees payable	(28,380)	30,138	2,581
Increase (decrease) in directors’ fees and insurance payable	(47)	47	(35)
Net cash provided by (used in) operating activities	(799,280)	164,167	(763,816)

Cash Flows from Financing Activities:
Addition of shares	10,562,974	3,352,232	799,533
Redemption of shares	(8,027,253)	—	(893,834)
Net cash provided by (used in) financing activities	2,535,721	3,352,232	(94,301)

Net Increase (Decrease) in Cash and Cash Equivalents	1,736,441	3,516,399	(858,117)

Cash and Cash Equivalents, beginning of year	5,387,655	1,871,256	2,729,373
Cash and Cash Equivalents, end of year	$7,124,096	$5,387,655	$1,871,256

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Cash Flows

For the years ended December 31, 2017, 2016 and 2015

United States Agriculture Index Fund

	Year ended	Year ended	Year ended
	December 31, 2017	December 31, 2016	December 31, 2015
Cash Flows from Operating Activities:
Net income (loss)	$(149,772)	$(78,765)	$(317,082)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) decrease in short-term investments	(296,550)	—	—
(Increase) decrease in commodity futures trading account - cash and cash equivalents	48,934	(68,839)	83,359
Unrealized (gain) loss on open futures contracts	(88,575)	95,857	(72,733)
(Increase) decrease in receivable from Sponsor	26,640	(15,849)	(17,185)
(Increase) decrease in interest receivable	(269)	46	—
(Increase) decrease in directors’ fees and insurance receivable	(183)	—	—
Increase (decrease) in management fees payable	(97)	(42)	877
Increase (decrease) in professional fees payable	(24,518)	28,414	1,131
Increase (decrease) in directors’ fees and insurance payable	(15)	(49)	(40)
Net cash provided by (used in) operating activities	(484,405)	(39,227)	(321,673)

Cash Flows from Financing Activities:
Addition of shares	—	—	—
Redemption of shares	—	—	—
Net cash provided by (used in) financing activities	—	—	—

Net Increase (Decrease) in Cash and Cash Equivalents	(484,405)	(39,227)	(321,673)

Cash and Cash Equivalents, beginning of year	1,781,515	1,820,742	2,142,415
Cash and Cash Equivalents, end of year	$1,297,110	$1,781,515	$1,820,742

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Cash Flows

For the years ended December 31, 2017, 2016 and 2015

United States Commodity Index Funds Trust

	Year ended	Year ended	Year ended
	December 31, 2017	December 31, 2016	December 31, 2015
Cash Flows from Operating Activities:
Net income (loss)	$28,605,741	$(15,481,384)	$(104,689,203)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) decrease in short-term investments	(73,764,126)	—	—
(Increase) decrease in commodity futures trading account - cash and cash equivalents	6,945,611	16,052,639	24,535,826
Unrealized (gain) loss on open futures contracts	(5,699,448)	(10,811,030)	(29,911,129)
(Increase) decrease in receivable from Sponsor	62,127	(31,888)	3,829
(Increase) decrease in interest receivable	(13,743)	46	36
(Increase) decrease in directors’ fees and insurance receivable	(218)	6,222	(6,222)
(Increase) decrease in ETF transaction fees receivable	(350)	(350)	1,050
Increase (decrease) in payable due to Broker	442,429	—	—
Increase (decrease) in management fees payable	(117,011)	87,459	(172,944)
Increase (decrease) in professional fees payable	(73,549)	(75,269)	163,900
Increase (decrease) in brokerage commissions payable	(10,710)	11,200	—
Increase (decrease) in directors’ fees and insurance payable	(730)	6,162	(15,792)
Net cash provided by (used in) operating activities	(43,623,977)	(10,236,193)	(110,090,649)

Cash Flows from Financing Activities:
Addition of shares	60,366,979	210,492,228	156,421,629
Redemption of shares	(223,268,046)	(69,828,108)	(286,982,884)
Net cash provided by (used in) financing activities	(162,901,067)	140,664,120	(130,561,255)

Net Increase (Decrease) in Cash and Cash Equivalents	(206,525,044)	130,427,927	(240,651,904)

Cash and Cash Equivalents, beginning of year	608,435,196	478,007,269	718,659,173
Cash and Cash Equivalents, end of year	$401,910,152	$608,435,196	$478,007,269

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Notes to Financial Statements

For the years ended December 31, 2017, 2016 and 2015

NOTE 1 – ORGANIZATION AND BUSINESS

The United States Commodity Index Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on December 21, 2009. The Trust is a series trust formed pursuant to the Delaware Statutory Trust Act and includes the United States Commodity Index Fund (“USCI”), a commodity pool formed on April 1, 2010 and first made available to the public on August 10, 2010, the United States Copper Index Fund (“CPER”), a commodity pool formed on November 26, 2010 and first made available to the public on November 15, 2011, and the United States Agriculture Index Fund (“USAG”), a commodity pool formed on November 26, 2010 and first made available to the public on April 13, 2012. In addition, a fourth series of the Trust, the USCF Canadian Crude Oil Index Fund (“UCCO”) was formed on June 1, 2016. UCCO is currently in registration and has not commenced operations as of the filing of this annual report on Form 10-K. USCF as the sponsor of the Trust and its series the United States Metals Index Fund (“USMI”), terminated USMI effective March 18, 2015 and USMI was also delisted from NYSE Arca. On March 24, 2015, USMI liquidated all its assets and distributed cash pro rata to all remaining shareholders as of such date.

USCI, CPER and USAG each issue shares (“shares”) that may be purchased and sold on the NYSE Arca, Inc. (“NYSE Arca”). USCI, CPER, and USAG are collectively referred to herein as the “Trust Series.” The Trust and each Trust Series operate pursuant to the Fourth Amended and Restated Declaration of Trust and Trust Agreement dated as of December 15, 2017 (the “Trust Agreement”). United States Commodity Funds LLC (“USCF”) is the sponsor of the Trust and the Trust Series and is also responsible for the management of the Trust and the Trust Series. For purposes of the financial statement presentation, unless specified otherwise, all references will be to the Trust Series.

USCF has the power and authority to establish and designate one or more series and to issue shares thereof, from time to time as it deems necessary or desirable. USCF has exclusive power to fix and determine the relative rights and preferences as between the shares of any series as to right of redemption, special and relative rights as to dividends and other distributions and on liquidation, conversion rights, and conditions under which the series shall have separate voting rights or no voting rights. The term for which the Trust is to exist commenced on the date of the filing of the Certificate of Trust, and the Trust and any Trust Series will exist in perpetuity, unless earlier terminated in accordance with the provisions of the Trust Agreement. Separate and distinct records must be maintained for each Trust Series and the assets associated with a Trust Series must be held in such separate and distinct records (directly or indirectly, including a nominee or otherwise) and accounted for in such separate and distinct records separately from the assets of any other Trust Series. Each Trust Series is separate from all other Trust Series created as series of the Trust in respect of the assets and liabilities allocated to that Trust Series and represents a separate investment portfolio of the Trust.

In connection with the Third Amended and Restated Declaration of Trust, dated March 22, 2013, a new series of the Trust was designated on June 1, 2016, the USCF Canadian Crude Oil Index Fund (“UCCO”). UCCO is currently in registration and has not commenced operations as of the filing of this annual report on Form 10-K.

The sole Trustee of the Trust is Wilmington Trust Company (the “Trustee”), a Delaware banking corporation. The Trustee is unaffiliated with USCF. The Trustee’s duties and liabilities with respect to the offering of shares and the management of the Trust are limited to its express obligations under the Trust Agreement.

USCF is a member of the National Futures Association (the “NFA”) and became a commodity pool operator (“CPO”) registered with the Commodity Futures Trading Commission (the “CFTC”) effective December 1, 2005. The Trust and each Trust Series have a fiscal year ending on December 31.

USCF is also the general partner of the United States Oil Fund, LP (“USO”), the United States Natural Gas Fund, LP (“UNG”), the United States 12 Month Oil Fund, LP (“USL”), the United States Gasoline Fund, LP (“UGA”) and the United States Diesel-Heating Oil Fund, LP (“UHN”), which listed their limited partnership shares on the American Stock Exchange (the “AMEX”) under the ticker symbols “USO” on April 10, 2006, “UNG” on April 18, 2007, “USL” on December 6, 2007, “UGA” on February 26, 2008 and “UHN” on April 9, 2008, respectively. As a result of the acquisition of the AMEX by NYSE Euronext, each of USO’s, UNG’s, USL’s, UGA’s and UHN’s shares commenced trading on the NYSE Arca on November 25, 2008. USCF is also the general partner of the United States Short Oil Fund, LP (“DNO”), the United States 12 Month Natural Gas Fund, LP (“UNL”) and the United States Brent Oil Fund, LP (“BNO”), which listed their limited partnership shares on the NYSE Arca under the ticker symbols “DNO” on September 24, 2009, “UNL” on November 18, 2009 and “BNO” on June 2, 2010, respectively.

In addition, USCF is the sponsor of the USCF Funds Trust, a Delaware statutory trust, and each of its series, the REX S&P MLP Fund (“RMLP”), and the REX S&P MLP Inverse Fund (“MLPD”), which are currently in registration and have not commenced operations (together, the “REX Funds”), and the United States 3x Oil Fund (“USOU”) and the United States 3x Short Oil Fund (“USOD”), which commenced operations on July 20, 2017.

All funds listed previously, other than UCCO and the REX Funds, are referred to collectively herein as the “Related Public Funds.”

Effective as of May 1, 2012, each of USCI, CPER and USAG issue shares to certain authorized purchasers (“Authorized Participants”) by offering baskets consisting of 50,000 shares (“Creation Baskets”) through ALPS Distributors, Inc., as the marketing agent (the “Marketing Agent”). Prior to May 1, 2012, each of USCI, CPER and USAG issued shares to Authorized Participants by offering baskets consisting of 100,000 shares through the Marketing Agent. The purchase price for a Creation Basket is based upon the net asset value (“NAV”) of a share calculated shortly after the close of the core trading session on the NYSE Arca on the day the order to create the basket is properly received.

Authorized Participants pay each Trust Series a transaction fee of $350 for each order placed to create one or more Creation Baskets or to redeem one or more baskets (“Redemption Baskets”), consisting of 50,000 shares. Shares may be purchased or sold on a nationally recognized securities exchange in smaller increments than a Creation Basket or Redemption Basket. Shares purchased or sold on a nationally recognized securities exchange are not purchased or sold at the per share NAV of each Trust Series but rather at market prices quoted on such exchange.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification. Each Trust Series is an investment company and follows the accounting and reporting guidance in FASB Topic 946.

Revenue Recognition

Commodity futures contracts, forward contracts, physical commodities and related options are recorded on the trade date. All such transactions are recorded on the identified cost basis and marked to market daily. Unrealized gains or losses on open contracts are reflected in the statements of financial condition and represent the difference between the original contract amount and the market value (as determined by exchange settlement prices for futures contracts and related options and cash dealer prices at a predetermined time for forward contracts, physical commodities, and their related options) as of the last business day of the year or as of the last date of the financial statements. Changes in the unrealized gains or losses between periods are reflected in the statements of operations. Each Trust Series earns income on funds held at the custodian or futures commission merchant (“FCM”) at prevailing market rates earned on such investments.

Brokerage Commissions

Brokerage commissions on all open commodity futures contracts are accrued on a full-turn basis.

Income Taxes

The Trust Series are not subject to federal income taxes; each investor reports his/her allocable share of income, gain, loss deductions or credits on his/her own income tax return.

In accordance with U.S. GAAP, each Trust Series is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any tax related appeals or litigation processes, based on the technical merits of the position. Each Trust Series files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states. None of the Trust Series is subject to income tax return examinations by major taxing authorities for years before 2014. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized results in each Trust Series recording a tax liability that reduces net assets. However, each Trust Series’ conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analysis of and changes to tax laws, regulations and interpretations thereof. Each Trust Series recognizes interest accrued related to unrecognized tax benefits and penalties related to unrecognized tax benefits in income tax fees payable, if assessed. No interest expense or penalties have been recognized as of and for the year ended December 31, 2017 for any Trust Series.

Trust Capital and Allocation of Income and Losses

Profit or loss shall be allocated among the shareholders of each Trust Series in proportion to the number of shares each investor holds as of the close of each month. USCF may revise, alter or otherwise modify this method of allocation as described in the Trust Agreement.

Creations and Redemptions

Authorized Participants may purchase Creation Baskets or redeem Redemption Baskets only in blocks of 50,000 shares. Effective as of May 1, 2012, Authorized Participants may purchase Creation Baskets or redeem Redemption Baskets for USCI, CPER and USAG only in blocks of 50,000 shares at a price equal to the NAV of the shares calculated shortly after the close of the core trading session on the NYSE Arca on the day the order is placed. Prior to May 1, 2012, Authorized Participants could only purchase Creation Baskets or redeem Redemption Baskets for USCI, CPER and USAG in blocks of 100,000 shares.

Each Trust Series receives or pays the proceeds from shares sold or redeemed within two business days after the trade date of the purchase or redemption. The amounts due from Authorized Participants are reflected in each Trust Series’ statements of financial condition as receivable for shares sold, and amounts payable to Authorized Participants upon redemption are reflected as payable for shares redeemed.

Calculation of Per Share NAV

Each Trust Series’ per share NAV is calculated on each NYSE Arca trading day by taking the current market value of its total assets, subtracting any liabilities and dividing the amount by the total number of shares issued and outstanding. Each Trust Series uses the closing prices on the relevant Futures Exchanges (as defined in Note 3 below) of the Applicable Benchmark Component Futures Contracts (as defined in Note 3 below) that at any given time make up the Applicable Index (as defined in Note 3 below) (determined at the earlier of the close of such exchange or 2:30 p.m. New York time) for the contracts traded on the Futures Exchanges, but calculates or determines the value of all other investments of each Trust Series using market quotations, if available, or other information customarily used to determine the fair value of such investments.

Net Income (Loss) Per Share

Net income (loss) per share is the difference between the per share NAV at the beginning of each period and the per share NAV at the end of each period. The weighted average number of shares outstanding was computed for purposes of disclosing net income (loss) per weighted average share. The weighted average shares are equal to the number of shares outstanding at the end of the period, adjusted proportionately for shares added and redeemed based on the amount of time the shares were outstanding during such period. As of December 31, 2017, USCF held 5 shares of USCI, 40 shares of CPER and 5 shares of USAG.

Offering Costs

Offering costs incurred in connection with the registration of shares prior to the commencement of the offering are borne by USCF. Offering costs incurred in connection with the registration of additional shares after the commencement of the offering are borne by each Trust Series. These costs include registration fees paid to regulatory agencies and all legal, accounting, printing and other expenses associated with such offerings. Costs borne by the Trust Series after the commencement of an offering are accounted for as a deferred charge and thereafter amortized to expense over twelve months on a straight-line basis or a shorter period if warranted.

Cash Equivalents

Cash equivalents include money market funds and overnight deposits or time deposits with original maturity dates of six months or less.

Reclassifications

Certain prior year amounts have been reclassified to conform to the current year presentation.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires USCF to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of the revenue and expenses during the reporting period. Actual results may differ from those estimates and assumptions.

NOTE 3 – TRUST SERIES

In connection with the execution of the First Trust Agreement on April 1, 2010, USCI was designated as the first series of the Trust. USCF contributed $1,000 to the Trust upon its formation on December 21, 2009, representing an initial contribution of capital to the Trust. Following the designation of USCI as the first series of the Trust, the initial capital contribution of $1,000 was transferred from the Trust to USCI and deemed an initial contribution to USCI. In connection with the commencement of USCI’s initial offering of shares, USCF received 20 Sponsor Shares of USCI in exchange for the previously received capital contribution, representing a beneficial ownership interest in USCI.

On July 30, 2010, USCI received a notice of effectiveness from the U.S. Securities and Exchange Commission (the “SEC”) for its registration of 50,000,000 shares on Form S-1 with the SEC. On August 10, 2010, USCI listed its shares on the NYSE Arca under the ticker symbol “USCI”. USCI established its initial per share NAV by setting the price at $50.00 and issued 100,000 shares in exchange for $5,000,000 on August 10, 2010. USCI also commenced investment operations on August 10, 2010 by purchasing Futures Contracts traded on the Futures Exchanges. In order to satisfy NYSE Arca listing standards that at least 100,000 shares be outstanding at the beginning of the trading day on the NYSE Arca, USCF purchased the initial Creation Basket from the initial Authorized Participant at the initial offering price. The $1,000 fee that would otherwise be charged to the Authorized Participant in connection with an order to create or redeem was waived in connection with the initial Creation Basket. USCF held such initial Creation Basket until September 3, 2010, at which time the initial Authorized Participant repurchased the shares comprising such basket in accordance with the specified conditions noted above. On September 14, 2011, USCF redeemed the 20 Sponsor Shares of USCI and, on September 19, 2011, USCF purchased five shares of USCI in the open market. On June 10, 2012, USCF received 40 Sponsor Shares of USMI in exchange for the previously received capital contribution, representing a beneficial interest in USMI. On August 27, 2012, USCF redeemed the 40 Sponsor Shares of USMI and on September 4, 2013, purchased 5 shares of USMI on the open market. On March 18, 2015, all Sponsor Shares of USMI were redeemed and USMI discontinued trading.

In connection with the Second Amended and Restated Trust Agreement dated November 10, 2010, USMI, USAG and CPER were designated as three additional series of the Trust. Following the designation of the additional series, an initial capital contribution of $3,000 was transferred from USCF to the Trust. On November 10, 2010, the Trust transferred $1,000 to each of USMI, USAG and CPER, which was deemed a capital contribution to each series. On November 14, 2011, USCF received 40 Sponsor Shares of CPER in exchange for the previously received capital contribution, representing a beneficial interest in CPER. On December 7, 2011, USCF redeemed the 40 Sponsor Shares of CPER and purchased 40 shares of CPER in the open market. On April 13, 2012, USCF received 40 Sponsor Shares of USAG in exchange for the previously received capital contribution, representing a beneficial interest in USAG. On June 28, 2012, USCF redeemed the 40 Sponsor Shares of USAG and on October 3, 2012, purchased 5 shares of USAG on the open market.

CPER and USAG received notice of effectiveness from the SEC for its registration of 30,000,000 CPER shares and 20,000,000 USAG shares on September 6, 2011. The order to permit listing CPER and USAG on the NYSE Arca was received on October 20, 2011. On November 15, 2011, CPER listed its shares on the NYSE Arca under the ticker symbol “CPER.” CPER established its initial per share NAV by setting the price at $25 and issued 100,000 shares to the initial Authorized Participant, Merrill Lynch Professional Clearing Corp., in exchange for $2,500,000 in cash on November 15, 2011. The $1,000 fee that would otherwise be charged to the Authorized Participant in connection with an order to create or redeem was waived in connection with the initial Creation Basket.

On April 13, 2012, USAG listed its shares on the NYSE Arca under the ticker symbol “USAG.” USAG established its initial per share NAV by setting the price at $25. On April 14, 2012, USCF purchased two initial Creation Baskets of USAG. In accordance with applicable requirements of Regulation M under the Securities Exchange Act of 1934, as amended, (“Exchange Act”), no Creation Baskets were offered to Authorized Participants nor were the shares listed on the NYSE Arca until five business days had elapsed from the date of USCF’s purchase of the initial Creation Basket on April 4, 2012. The $1,000 fee that would have otherwise been charged in connection with an order to create or redeem was waived in connection with the initial Creation Basket.

A new series of the Trust was designated on June 1, 2016, the USCF Canadian Crude Oil Index Fund (“UCCO”). UCCO has not commenced operations as of the filing of this annual report on Form 10-K. USCF and the Trustee entered into the Fourth Amended and Restated Declaration of Trust and Trust Agreement effective as of December 15, 2017.

USCI’s Investment Objective

USCI invests in futures contracts for commodities that are currently traded on the New York Mercantile Exchange (the “NYMEX”), ICE Futures (“ICE Futures”), Chicago Board of Trade (“CBOT”), Chicago Mercantile Exchange (“CME”), London Metal Exchange (“LME”), Commodity Exchange, Inc. (“COMEX”) or on other foreign exchanges (the NYMEX, ICE Futures, CBOT, CME, LME, COMEX and other foreign exchanges, collectively, the “Futures Exchanges”) (such futures contracts, collectively, “Futures Contracts”) and, to a lesser extent, in order to comply with regulatory requirements or in view of market conditions, other commodity-based contracts and instruments such as cash-settled options on Futures Contracts, forward contracts relating to commodities, cleared swap contracts and other non-exchange traded over-the-counter (“OTC”) transactions that are based on the price of commodities and Futures Contracts (collectively, “Other Commodity-Related Investments”). Market conditions that USCF currently anticipates could cause USCI to invest in Other Commodity Related Investments would be those allowing USCI to obtain greater liquidity or to execute transactions with more favorable pricing. Futures Contracts and Other Commodity-Related Investments collectively are referred to as “Commodity Interests.”

The investment objective of USCI is for the daily changes in percentage terms of its shares’ per share NAV to reflect the daily changes in percentage terms of the SummerHaven Dynamic Commodity Index Total Return SM (the “SDCI”), less USCI’s expenses. USCF does not intend to operate USCI in a fashion such that its per share NAV will equal, in dollar terms, the spot prices of the commodities underlying the Benchmark Component Futures Contracts (as defined below) that comprise the SDCI or the prices of any particular group of Futures Contracts. USCI will not seek to achieve its stated investment objective over a period of time greater than one day. USCI believes that it is not practical to manage the portfolio to achieve such an investment goal when investing in Futures Contracts and Other Commodity-Related Investments. The SDCI is designed to reflect the performance of a diversified group of commodities. The SDCI is comprised of 14 Futures Contracts that are selected on a monthly basis from a list of 27 possible Futures Contracts. The Futures Contracts that at any given time make up the SDCI are referred to herein as “Benchmark Component Futures Contracts.” The SDCI is owned and maintained by SummerHaven Index Management, LLC (“SHIM”) and calculated and published by Bloomberg, L.P. USCI invests first in the current Applicable Benchmark Component Futures Contracts and other Futures Contracts intended to replicate the return on the current Benchmark Component Futures Contracts and, thereafter may hold Futures Contracts in a particular commodity other than one specified as the Benchmark Component Futures Contract, or may hold Other Commodity-Related Investments that are intended to replicate the return on the Benchmark Component Futures Contracts, but may fail to closely track the SDCI’s total return movements. If USCI increases in size, and due to its obligations to comply with regulatory limits or due to other market pricing or liquidity factors, USCI may invest in Futures Contract months other than the designated month specified as the Benchmark Component Futures Contracts, or in Other Commodity-Related Investments, which may have the effect of increasing transaction related expenses and may result in increased tracking error.

USCI’s shares began trading on August 10, 2010. As of December 31, 2017, USCI held 1,794 Futures Contracts on the NYMEX, 3,297 Futures Contracts on the ICE Futures, 1,573 Futures Contracts on the CBOT, 1,225 Futures Contracts on the CME, 6,796 Futures Contracts on the LME and 701 Futures Contracts on the COMEX, totaling 15,386 futures contracts.

CPER’s Investment Objective

The investment objective of CPER is for the daily changes in percentage terms of its shares’ per share NAV to reflect the daily changes in percentage terms of the SummerHaven Copper Index Total Return SM (the “SCI”), less CPER’s expenses. USCF does not intend to operate CPER in a fashion such that its per share NAV will equal, in dollar terms, the spot prices of the commodities underlying the Benchmark Component Copper Futures Contracts (as defined below) that comprise the SCI or the prices of any particular group of Futures Contracts. CPER will not seek to achieve a stated investment objective over a period of time greater than one day. USCF believes that it is not practical to manage the portfolio to achieve such an investment goal when investing in Futures Contracts and Other Copper-Related Investments (as defined below). The SCI is designed to reflect the performance of the investment returns from a portfolio of copper futures contracts. The SCI is owned and maintained by SHIM and calculated and published by the NYSE Arca. The SCI is comprised of either two or three Eligible Copper Futures Contracts that are selected on a monthly basis based on quantitative formulas relating to the prices of the Eligible Copper Futures Contracts developed by SHIM. The Eligible Copper Futures Contracts that at any given time make up the SCI are referred to herein as “Benchmark Component Copper Futures Contracts.”

CPER seeks to achieve its investment objective by investing to the fullest extent possible in the Benchmark Component Copper Futures Contracts. Then, if constrained by regulatory requirements or in view of market conditions, CPER will invest next in other Eligible Copper Futures Contracts, and finally to a lesser extent, in other exchange traded futures contracts that are economically identical or substantially similar to the Benchmark Component Copper Futures Contracts if one or more other Eligible Copper Futures Contracts is not available. When CPER has invested to the fullest extent possible in exchange-traded futures contracts, CPER may then invest in other contracts and instruments based on the Benchmark Component Copper Futures Contracts, other Eligible Copper Futures Contracts or copper, such as cash-settled options, forward contracts, cleared swap contracts and swap contracts other than cleared swap contracts. Other exchange-traded futures contracts that are economically identical or substantially similar to the Benchmark Component Copper Futures Contracts and other contracts and instruments based on the Benchmark Component Copper Futures Contracts, are referred to collectively as “Other Copper-Related Investments,” and together with Benchmark Component Copper Futures Contracts and other Eligible Copper Futures Contracts, “Copper Interests.” CPER’s shares began trading on November 15, 2011. As of December 31, 2017, CPER held 153 Futures Contracts on the COMEX.

USAG’s Investment Objective

The investment objective of USAG is for the daily changes in percentage terms of its shares’ per share NAV to reflect the daily changes in percentage terms of the SummerHaven Dynamic Agriculture Index Total Return SM (the “SDAI”), less USAG’s expenses. USCF does not intend to operate USAG in a fashion such that its per share NAV will equal, in dollar terms, the spot prices of the commodities underlying the Benchmark Component Agriculture Futures Contracts (as defined below) that comprise the SDAI or the prices of any particular group of Futures Contracts. USAG will not seek to achieve its stated investment objective over a period of time greater than one day. USCF believes that it is not practical to manage the portfolio to achieve such an investment goal when investing in Futures Contracts and Other Agriculture-Related Investments (as defined below). The SDAI is designed to reflect the performance of a diversified group of agricultural commodities. The SDAI is owned and maintained by SHIM and calculated and published by the NYSE Arca. Futures contracts for the agricultural commodities comprising the SDAI are traded on ICE Future US, ICE Futures Canada, the CBOT, the Kansas City Board of Trade (“KCBT”) and the CME and are collectively referred to herein as “Eligible Agriculture Futures Contracts.” The SDAI is comprised of 14 Eligible Agriculture Futures Contracts that are selected on a monthly basis based on quantitative formulas developed by SHIM. The Eligible Agriculture Futures Contracts that at any given time make up the SDAI are referred to herein as “Benchmark Component Agriculture Futures Contracts.” The relative weighting of the Benchmark Component Agriculture Futures Contracts will change on a monthly basis, based on quantitative formulas relating to the prices of the Benchmark Component Agriculture Futures Contracts developed by SHIM.

USAG seeks to achieve its investment objective by investing to the fullest extent possible in the Benchmark Component Agriculture Futures Contracts. Then, if constrained by regulatory requirements or in view of market conditions, USAG will invest next in other Eligible Agriculture Futures Contracts based on the same agricultural commodity as the futures contracts subject to such regulatory constraints or market conditions, and finally, to a lesser extent, in other exchange traded futures contracts that are economically identical or substantially similar to the Benchmark Component Agriculture Futures Contracts if one or more other Eligible Agriculture Futures Contracts is not available. When USAG has invested to the fullest extent possible in exchange-traded futures contracts, USAG may then invest in other contracts and instruments based on the Benchmark Component Agriculture Futures Contracts, other Eligible Agriculture Futures Contracts or the agricultural commodities included in the SDAI, such as cash-settled options, forward contracts, cleared swap contracts and swap contracts other than cleared swap contracts. Other exchange-traded futures contracts that are economically identical or substantially similar to the Benchmark Component Agriculture Futures Contracts and other contracts and instruments based on the Benchmark Component Agriculture Futures Contracts, as well as metals included in the SDAI, are collectively referred to as “Other Agriculture-Related Investments,” and together with Benchmark Component Agriculture Futures Contracts and other Eligible Agriculture Futures Contracts, “Agriculture Interests.” USAG’s shares began trading on April 13, 2012. As of December 31, 2017, USAG held 34 Futures Contracts on the ICE Futures, 24 Futures Contracts on the CBOT, 10 Futures Contracts on the CME and 2 Futures Contract on the KCBT, totaling 70 futures contracts.

Other Defined Terms – Trust Series

The SDCI, the SCI and the SDAI are referred to throughout these Notes to Financial Statements collectively as the “Applicable Index” or “Indices.”

Benchmark Component Futures Contracts, Benchmark Component Copper Futures Contracts and Benchmark Component Agriculture Futures Contracts are referred to throughout these Notes to Financial Statements collectively as “Applicable Benchmark Component Futures Contracts.”

Other Commodity-Related Investments, Other Copper-Related Investments and Other Agriculture-Related Interests are referred to throughout these Notes to Financial Statements collectively as “Other Related Investments.”

Trading Advisor and Trustee

The Trust Series’ trading advisor is SummerHaven Investment Management, LLC (“SummerHaven”), a Delaware limited liability company that is registered as a commodity trading advisor and CPO with the CFTC and is a member of the NFA. SummerHaven provides advisory services to USCF with respect to the Applicable Index of each Trust Series and the investment decisions of each Trust Series.

The Trustee accepts service of legal process on the Trust in the State of Delaware and makes certain filings under the Delaware Statutory Trust Act. The Trustee does not owe any other duties to the Trust, USCF or the shareholders.

NOTE 4 – FEES PAID BY EACH TRUST SERIES AND RELATED PARTY TRANSACTIONS

USCF Management Fee

Under the Trust Agreement, USCF is responsible for investing the assets of each Trust Series in accordance with the objectives and policies of each such Trust Series. In addition, USCF has arranged for one or more third parties to provide trading advisory, administrative, custody, accounting, transfer agency and other necessary services to each Trust Series. For these services, each of USCI, CPER and USAG is contractually obligated to pay USCF a fee, which is paid monthly, equal to 0.95% per annum of average daily total net assets. Effective January 1, 2016, USCF permanently lowered the management fee to 0.80% (80 basis points) per annum of average daily total net assets for USCI and 0.65% (65 basis points) per annum of average daily total net assets for both CPER and USAG, respectively.

Trustee Fee

The Trustee is the Delaware trustee of the Trust. In connection with the Trustee’s services, USCF is responsible for paying the Trustee’s annual fee in the amount of $3,000.

Ongoing Registration Fees and Other Offering Expenses

Each Trust Series pays the costs and expenses associated with the ongoing registration of its shares subsequent to the initial offering. These costs include registration or other fees paid to regulatory agencies in connection with the offer and sale of shares, and all legal, accounting, printing and other expenses associated with such offer and sale. During the years ended December 31, 2017, 2016 and 2015, none of the Trust Series incurred any registration fees or other offering expenses.

Independent Directors’ and Officers’ Expenses

Each Trust Series is responsible for paying its portion of the directors’ fees and directors’ and officers’ liability insurance for such Trust Series and the Related Public Funds. Each Trust Series shares the fees and expenses on a pro rata basis with each other Trust Series and each Related Public Fund, as described above, based on the relative assets of each fund computed on a daily basis. These fees and expenses for the year ended December 31, 2017 amounted to a total of $536,375 for the Trust Series and the Related Public Funds. USCI’s portion of such fees and expenses for the year ended December 31, 2017 was $69,558, CPER’s portion of such fees and expenses for the year ended December 31, 2017 was $1,823. USAG’s portion of such fees and expenses for the year ended December 31, 2017 was $1,144. For the year ended December 31, 2016, these fees and expenses were $582,050 for the Trust Series and the Related Public Funds. USCI’s portion of such fees and expenses for the year ended December 31, 2016 was $74,029, CPER’s portion of such fees and expenses for the year ended December 31, 2016 was $392, USAG’s portion of such fees and expenses for the year ended December 31, 2016 was $301.

Investor Tax Reporting Cost

The fees and expenses associated with each Trust Series’ audit expenses and tax accounting and reporting requirements are paid by such Trust Series. These costs amounted to a total of $590,000 for the year ended December 31, 2017 for USCI, $46,000 for the year ended December 31, 2017 for CPER and $45,000 for the year ended December 31, 2017 for USAG. Tax reporting costs fluctuate between years due to the number of shareholders during any given year.

Other Expenses and Fees and Expense Waivers

In addition to the fees described above, each Trust Series pays all brokerage fees and other expenses in connection with the operation of such Trust Series, excluding costs and expenses paid by USCF as outlined in Note 5 below. In addition, USCF pays certain expenses normally borne by each of CPER and USAG to the extent that such expenses exceed 0.15% (15 basis points) of each of CPER’s and USAG’s NAV, on an annualized basis. USCF has no obligation to continue such payments into subsequent periods. For the year ended December 31, 2017, USCF waived $40,153 in expenses for CPER and $45,533 for USAG. This voluntary expense waiver is in addition to those amounts USCF is contractually obligated to pay as described in Note 5 – Contracts and Agreements below.

NOTE 5 – CONTRACTS AND AGREEMENTS

Marketing Agent Agreement

USCF and the Trust, each on its own behalf and on behalf of each Trust Series, are party to a marketing agent agreement, dated as of July 22, 2010, as amended from time to time, with the Marketing Agent, whereby the Marketing Agent provides certain marketing services for each Trust Series as outlined in the agreement. The fee of the Marketing Agent, which is borne by USCF, is equal to 0.06% on each Trust Series’ assets up to $3 billion and 0.04% on each Trust Series’ assets in excess of $3 billion. In no event may the aggregate compensation paid to the Marketing Agent and any affiliate of USCF for distribution related services exceed 10% of the gross proceeds of each Trust Series’ offering.

The above fee does not include website construction and development, which are also borne by USCF.

Brown Brothers Harriman & Co. Agreements

USCF and the Trust, on its own behalf and on behalf of each Trust Series, are also party to a custodian agreement, dated July 22, 2010, as amended from time to time, with Brown Brothers Harriman & Co. (“BBH&Co.”), whereby BBH&Co. holds investments on behalf of each Trust Series. USCF pays the fees of the custodian, which are determined by the parties from time to time. In addition, USCF and the Trust, on its own behalf and on behalf of each Trust Series, are party to an administrative agency agreement, dated July 22, 2010, as amended from time to time, with BBH&Co., whereby BBH&Co. acts as the administrative agent, transfer agent and registrar for each Trust Series. USCF also pays the fees of BBH&Co. for its services under such agreement and such fees are determined by the parties from time to time.

Currently, USCF pays BBH&Co. for its services, in the foregoing capacities, a minimum amount of $75,000 annually for its custody, fund accounting and fund administration services rendered to each Trust Series and each of the Related Public Funds, as well as a $20,000 annual fee for its transfer agency services. In addition, USCF pays BBH&Co. an asset-based charge of: (a) 0.06% for the first $500 million of the Related Public Funds’ combined net assets, (b) 0.0465% for the Related Public Funds’ combined net assets greater than $500 million but less than $1 billion, and (c) 0.035% once the Related Public Funds’ combined net assets exceed $1 billion. The annual minimum amount will not apply if the asset-based charge for all accounts in the aggregate exceeds $75,000. USCF also pays BBH&Co. transaction fees ranging from $7 to $15 per transaction.

Brokerage and Futures Commission Merchant Agreements

On July 7, 2014, the Trust on behalf of each Trust Series entered into a Futures and Cleared Swaps Agreement with Wells Fargo Securities, LLC (“WFS”). WFS is referred to as the FCM. The agreements require the FCM to provide services to each Trust Series in connection with the purchase and sale of Futures Contracts and Other Related Investments that may be purchased and sold by or through the FCM for each Trust Series’ account. In accordance with the agreement, the FCM charges each Trust Series commissions of approximately $7 to $8 per round-turn trade, including applicable exchange, clearing and NFA fees for Futures Contracts and options on Futures Contracts. Such fees include those incurred when purchasing Futures Contracts and options on Futures Contracts when each Trust Series issues shares as a result of a Creation Basket, as well as fees incurred when selling Futures Contacts and options on Futures Contracts when each Trust Series redeems shares as a result of a Redemption Basket. Such fees are also incurred when Futures Contracts and options on Futures Contracts are purchased or redeemed for the purpose of rebalancing the portfolio. Each Trust Series also incurs commissions to brokers for the purchase and sale of Futures Contracts, Other Commodity-Related Investments or short-term obligations of the United States of two years or less (“Treasuries”).

USCI

	For the Year Ended	For the Year Ended	For the Year Ended
	December 31, 2017	December 31, 2016	December 31, 2015

Total commissions accrued to brokers	$527,610	$776,649	$711,491
Total commissions as an annualized percentage of net assets	0.10%	0.13%	0.13%
Commissions accrued as a result of rebalancing	$505,199	$752,519	$675,051
Percentage of commissions accrued as a result of rebalancing	95.75%	96.89%	94.88%
Commissions accrued as a result of creation and redemption activity	$22,411	$24,130	$36,440
Percentage of commissions accrued as a result of creation and redemption activity	4.25%	3.11%	5.12%

The decrease in USCI’s total commissions accrued to brokers for the year ended December 31, 2017, compared to the year ended December 31, 2016, was primarily a result of decreased brokerage fees due to a lower number of contracts held and traded, and for the year ended December 31, 2016, compared to the year ended December 31, 2015, the increase in USCI’s total commissions accrued to brokers was primarily a result of increased brokerage fees due to a higher number of contracts held and traded. However, there can be no assurance that commission costs and portfolio turnover will not cause commission expenses to rise in future quarters.

CPER

	For the Year Ended	For the Year Ended	For the Year Ended
	December 31, 2017	December 31, 2016	December 31, 2015

Total commissions accrued to brokers	$5,461	$1,628	$947
Total commissions as an annualized percentage of net assets	0.05%	0.06%	0.05%
Commissions accrued as a result of rebalancing	$4,390	$1,455	$588
Percentage of commissions accrued as a result of rebalancing	80.39%	89.37%	62.09%
Commissions accrued as a result of creation and redemption activity	$1,071	$173	$359
Percentage of commissions accrued as a result of creation and redemption activity	19.61%	10.63%	37.91%

The increase in CPER’s total commissions accrued to brokers for the year ended December 31, 2017, compared to the year ended December 31, 2016, was primarily a result of increased brokerage fees due to a higher number of contracts held and traded as well as net creates; and for the year ended December 31, 2016, compared to the year ended December 31, 2015, the increase in CPER’s total commissions accrued to brokers was primarily a result of increased brokerage fees due to a higher number of contracts held and traded as well as net creates. However, there can be no assurance that commission costs and portfolio turnover will not cause commission expenses to rise in future quarters.

USAG

	For the Year Ended	For the Year Ended	For the Year Ended
	December 31, 2017	December 31, 2016	December 31, 2015

Total commissions accrued to brokers	$1,923	$2,150	$3,116
Total commissions as an annualized percentage of net assets	0.10%	0.11%	0.15%
Commissions accrued as a result of rebalancing	$1,923	$2,150	$3,116
Percentage of commissions accrued as a result of rebalancing	100.00%	100.00%	100.00%
Commissions accrued as a result of creation and redemption activity	$—	$—	$—
Percentage of commissions accrued as a result of creation and redemption activity	—%	—%	—%

USAG’s total commissions accrued to brokers for the year ended December 31, 2017, compared to the year ended December 31, 2016, was lower primarily as a result of decreased brokerage fees due to a lower number of contracts held and traded; and for the year ended December 31, 2016, compared to the year ended December 31, 2015, was lower primarily as a result of decreased brokerage fees due to a lower number of contracts held and traded.

SummerHaven Agreements

USCF is party to an Amended Advisory Agreement, dated July 1, 2011, as amended from time to time, with SummerHaven, whereby SummerHaven provides advisory services to USCF with respect to the Applicable Index for each Trust Series and investment decisions for each Trust Series. SummerHaven’s advisory services include, but are not limited to, general consultation regarding the calculation and maintenance of the Applicable Index for each Trust Series, anticipated changes to each Applicable Index and the nature of each Applicable Index’s current or anticipated component securities. For these services, USCF pays SummerHaven a fee based on a percentage of the average total net assets of each Trust Series. For USCI, the fee is equal to the percentage fees paid to USCF minus 0.14%, with that result multiplied by 0.5, minus 0.06% to arrive at the actual fee paid. For each of CPER and USAG, the fee is equal to the percentage fees paid to USCF minus 0.18%, with that result multiplied by 0.5, minus 0.6% to arrive at the actual fee paid.

USCF is also party to an Amended Licensing Agreement, dated July 1, 2011, as amended from time to time, with SummerHaven, whereby SummerHaven sub-licensed to each Trust Series the use of certain names and marks, including the Applicable Index for each Trust Series for which SummerHaven has a sub-license from SHIM, the owner of each Applicable Index. Under the Licensing Agreement, USCF paid SummerHaven an annual fee of $15,000 per each Trust Series for the year ended December 31, 2017, plus an annual fee of 0.06% of the average daily total net assets of each Trust Series.

NOTE 6 – FINANCIAL INSTRUMENTS, OFF-BALANCE SHEET RISKS AND CONTINGENCIES

Each Trust Series engages in the trading of futures contracts, options on futures contracts, cleared swaps and OTC swaps (collectively, “derivatives”). As such, each Trust Series is exposed to both market risk, which is the risk arising from changes in the market value of the contracts, and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

Each Trust Series may enter into futures contracts, options on futures contracts and cleared swaps to gain exposure to changes in the value of an underlying commodity. A futures contract obligates the seller to deliver (and the purchaser to accept) the future delivery of a specified quantity and type of a commodity at a specified time and place. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. Cleared swaps are agreements that are eligible to be cleared by a clearinghouse, e.g. ICE Clear Europe, and provide the efficiencies and benefits that centralized clearing on an exchange offers to traders of futures contracts, including credit risk intermediation and the ability to offset positions initiated with different counterparties.

The purchase and sale of futures contracts, options on futures contracts and cleared swaps require margin deposits with an FCM. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM’s proprietary activities.

Futures contracts, options on futures contracts and cleared swaps involve, to varying degrees, elements of market risk (specifically commodity price risk) and exposure to loss in excess of the amount of variation margin. The face or contract amounts reflect the extent of the total exposure each Trust Series has in the particular classes of instruments. Additional risks associated with the use of futures contracts are an imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. Buying and selling options on futures contracts exposes investors to the risks of purchasing or selling futures contracts.

All of the Futures Contracts held by each Trust Series through December 31, 2017 were exchange-traded. The risks associated with exchange-traded contracts are generally perceived to be less than those associated with OTC swaps since, in OTC swaps, a party must rely solely on the credit of its respective individual counterparties. However, in the future, if each Trust Series were to enter into non-exchange traded contracts (including Exchange for Related Position or EFRP), it would be subject to the credit risk associated with counterparty non-performance. The credit risk from counterparty non-performance associated with such instruments is the net unrealized gain, if any, on the transaction. Currently, each Trust Series has credit risk under its futures contracts since the sole counterparty to all domestic and foreign futures contracts is the clearinghouse for the exchange on which the relevant contracts are traded. In addition, each Trust Series bears the risk of financial failure by the clearing broker.

A Trust Series’ cash and other property, such as Treasuries, deposited with an FCM are considered commingled with all other customer funds, subject to the FCM’s segregation requirements. In the event of an FCM’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than the total of cash and other property deposited. The insolvency of an FCM could result in the complete loss of a Trust Series’ assets posted with that FCM; however, the majority of each Trust Series’ assets are held in investments in Treasuries, cash and/or cash equivalents with the Trust Series’ custodian and would not be impacted by the insolvency of an FCM. The failure or insolvency of the Trust Series’ custodian, however, could result in a substantial loss of each Trust Series’ assets.

USCF may invest a portion of each Trust Series’ cash in money market funds that seek to maintain a stable per share NAV. Each Trust Series may be exposed to any risk of loss associated with an investment in such money market funds. As of December 31, 2017, USCI, CPER and USAG held investments in money market funds in the amounts of $9,000,000, $990,000 and $300,000, respectively. As of December 31, 2016, none of the Trust Series held investments in money market funds. Each Trust Series holds cash deposits with its custodian. Pursuant to a written agreement with BBH&Co., uninvested overnight cash balances are swept to offshore branches of U.S. regulated and domiciled banks located in Toronto, Canada, London, United Kingdom, Grand Cayman, Cayman Islands and Nassau, Bahamas which are subject to U.S. regulation and regulatory oversight. As of December 31, 2017 and December 31, 2016, USCI held cash deposits and investments in Treasuries in the amounts of $488,389,644 and $641,316,546, respectively, with the custodian and FCM. As of December 31, 2017 and December 31, 2016, CPER held cash deposits and investments in Treasuries in the amounts of $9,107,982 and $5,640,820, respectively, with the custodian and FCM. As of December 31, 2017 and December 31, 2016, USAG held cash deposits and investments in Treasuries in the amounts of $1,453,032 and $1,989,821, respectively, with the custodian and FCM. Some or all of these amounts may be subject to loss should the Trust Series’ custodian and/or FCM cease operations.

For derivatives, risks arise from changes in the market value of the contracts. Theoretically, each Trust Series is exposed to market risk equal to the value of Futures Contracts purchased and unlimited liability on such contracts sold short. As both a buyer and a seller of options, each Trust Series pays or receives a premium at the outset and then bears the risk of unfavorable changes in the price of the contract underlying the option.

The Trust Series’ policy is to continuously monitor its exposure to market and counterparty risk through the use of a variety of financial, position and credit exposure reporting controls and procedures. In addition, the Trust Series or USCF have a policy of requiring review of the credit standing of each broker or counterparty with which they conduct business.

The financial instruments held by the applicable Trust Series are reported in its statements of financial condition at market or fair value, or at carrying amounts that approximate fair value, because of their highly liquid nature and short-term maturity.

NOTE 7 – FINANCIAL HIGHLIGHTS

The following tables present per share performance data and other supplemental financial data for each Trust Series for the years ended December 31, 2017, 2016 and 2015 for the shareholders. This information has been derived from information presented in the financial statements.

USCI

	Year ended	Year ended	Year ended
	December 31, 2017	December 31, 2016	December 31, 2015
Per Share Operating Performance:
Net asset value, beginning of year	$40.02	$40.52	$48.24
Total income (loss)	2.87	(0.07)	(7.23)
Net expenses	(0.41)	(0.43)	(0.49)
Net increase (decrease) in net asset value	2.46	(0.50)	(7.72)
Net asset value, end of year	$42.48	$40.02	$40.52
Total Return	6.15%	(1.23)%	(16.00)%
Ratios to Average Net Assets
Total income (loss)	6.17%	(1.57)%	(17.26)%
Management fees	0.80%*	0.80%*	0.80%**
Total expenses excluding management fees	0.24%	0.23%	0.31%
Expenses waived	— %*	— %*	— %**
Net expenses excluding management fees	0.24%	0.23%	0.31%
Net income (loss)	5.14%	(2.60)%	(18.38)%

*	Effective January 1, 2016, USCF permanently lowered the management fee to 0.80% (80 basis points) per annum of average daily total net assets for USCI.
**	From May 1, 2014 through December 31, 2015, USCF contractually lowered the management fee to 0.80% per annum of average daily total net assets for USCI.

CPER

	Year ended		Year ended		Year ended
	December 31, 2017		December 31, 2016		December 31, 2015
Per Share Operating Performance:
Net asset value, beginning of year	$16.36		$14.24		$19.10
Total income (loss)	4.83		2.24		(4.73)
Net expenses	(0.14)		(0.12)		(0.13)
Net increase (decrease) in net asset value	4.69		2.12		(4.86)
Net asset value, end of year	$21.05		$16.36		$14.24
Total Return	28.67%		14.89%		(25.45)%
Ratios to Average Net Assets
Total income (loss)	22.70%		8.84%		(31.59)%
Management fees	0.65	%*	0.65	%*	0.65	%**
Total expenses excluding management fees	0.54%		2.71%		3.19	%†
Expenses waived	(0.39	)%*†	(2.56	)%*†	(3.04	)%**†
Net expenses excluding management fees	0.15%		0.15%		0.15	%†
Net income (loss)	21.90%		8.04%		(32.39)%

*	Effective January 1, 2016, USCF permanently lowered the management fee to 0.65% (65 basis points) per annum of average daily total net assets for CPER.
**	From May 1, 2014 through December 31, 2015, USCF contractually lowered the management fee to 0.65% per annum of average daily total net assets for CPER.
†	USCF paid certain expenses on a discretionary basis typically borne by CPER where expenses exceeded 0.15% (15 basis points) of CPER’s NAV, on an annualized basis. USCF has no obligation to continue such payments into subsequent periods.

USAG

	Year ended		Year ended		Year ended
	December 31, 2017		December 31, 2016		December 31, 2015
Per Share Operating Performance:
Net asset value, beginning of year	$19.01		$19.80		$22.97
Total income (loss)	(1.35)		(0.63)		(3.00)
Net expenses	(0.15)		(0.16)		(0.17)
Net increase (decrease) in net asset value	(1.50)		(0.79)		(3.17)
Net asset value, end of year	$17.51		$19.01		$19.80
Total Return	(7.89)%		(3.99)%		(13.80)%
Ratios to Average Net Assets
Total income (loss)	(7.30)%		(3.17)%		(14.36)%
Management fees	0.65	%*	0.65	%*	0.65	%**
Total expenses excluding management fees	2.62%		3.79%		2.84	%†
Expenses waived	(2.47	)%*†	(3.64	)%*†	(2.69	)%**†
Net expenses excluding management fees	0.15%		0.15%		0.15	%†
Net income (loss)	(8.10)%		(3.97)%		(15.16)%

*	Effective January 1, 2016, USCF permanently lowered the management fee to 0.65% (65 basis points) per annum of average daily total net assets for USAG.
**	From May 1, 2014 through December 31, 2015, USCF contractually lowered the management fee to 0.65% per annum of average daily total net assets for USAG.
†	USCF paid certain expenses on a discretionary basis typically borne by USAG where expenses exceeded 0.15% (15 basis points) of USAG’s NAV, on an annualized basis. USCF has no obligation to continue such payments into subsequent periods.

Total returns are calculated based on the change in value during the period. An individual shareholder’s total return and ratio may vary from the above total returns and ratios based on the timing of contributions to and withdrawals from each Trust Series.

NOTE 8 – QUARTERLY FINANCIAL DATA (Unaudited)

The following summarized (unaudited) quarterly financial information presents the results of operations and other data for the three-month periods ended March 31, June 30, September 30 and December 31, 2017 and 2016.

USCI

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
	2017	2017	2017	2017
Total Income (Loss)	$(9,365,854)	$(9,718,956)	$21,340,388	$29,585,153
Total Expenses	1,431,730	1,424,635	1,186,116	1,307,330
Net Income (Loss)	$(10,797,584)	$(11,143,591)	$20,154,272	$28,277,823
Net Income (Loss) per Share	$(0.81)	$(0.75)	$1.62	$2.40

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
	2016	2016	2016	2016
Total Income (Loss)	$(731,412)	$37,071,255	$(23,532,292)	$(22,231,704)
Total Expenses	1,348,751	1,451,019	1,774,652	1,641,076
Net Income (Loss)	$(2,080,163)	$35,620,236	$(25,306,944)	$(23,872,780)
Net Income (Loss) per Share	$(0.11)	$2.66	$(1.57)	$(1.48)

CPER

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
	2017	2017	2017	2017
Total Income (Loss)	$392,246	$114,427	$830,774	$1,009,945
Total Expenses	36,305	34,700	29,845	22,102
Expense waivers	(17,779)	(7,307)	(10,493)	(4,574)
Net expenses	18,526	27,393	19,352	17,528
Net Income (Loss)	$373,720	$87,034	$811,422	$992,417
Net Income (Loss) per Share	$0.95	$0.19	$1.47	$2.08

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
	2016	2016	2016	2016
Total Income (Loss)	$14,977	$3,652	$9,405	$232,591
Total Expenses	20,562	23,415	27,792	27,464
Expense waivers	(16,334)	(17,699)	(22,051)	(19,556)
Net expenses	4,228	5,716	5,741	7,908
Net Income (Loss)	$10,749	$(2,064)	$3,664	$224,683
Net Income (Loss) per Share	$0.29	$(0.01)	$0.02	$1.82

USAG

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
	2017	2017	2017	2017
Total Income (Loss)	$(10,243)	$(13,891)	$(113,661)	$2,843
Total Expenses	22,497	7,643	17,981	12,232
Expense waivers	(18,575)	(3,979)	(14,271)	(8,708)
Net expenses	3,922	3,664	3,710	3,524
Net Income (Loss)	$(14,165)	$(17,555)	$(117,371)	$(681)
Net Income (Loss) per Share	$(0.14)	$(0.18)	$(1.17)	$(0.01)

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
	2016	2016	2016	2016
Total Income (Loss)	$(11,112)	$172,101	$(204,613)	$(19,251)
Total Expenses	18,802	20,729	25,510	23,022
Expense waivers	(14,946)	(16,612)	(21,453)	(19,162)
Net expenses	3,856	4,117	4,057	3,860
Net Income (Loss)	$(14,968)	$167,984	$(208,670)	$(23,111)
Net Income (Loss) per Share	$(0.15)	$1.68	$(2.09)	$(0.23)

NOTE 9 – FAIR VALUE OF FINANCIAL INSTRUMENTS

The Trust and each Trust Series value their investments in accordance with Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurement. The changes to past practice resulting from the application of ASC 820 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurement. ASC 820 establishes a fair value hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Trust and each Trust Series (observable inputs) and (2) the Trust’s and each Trust Series’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the ASC 820 hierarchy are as follows:

Level I – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level II – Inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly or indirectly. Level II assets include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).

Level III – Unobservable pricing input at the measurement date for the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

In some instances, the inputs used to measure fair value might fall within different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of USCI’s securities at December 31, 2017 using the fair value hierarchy:

At December 31, 2017	Total	Level I	Level II	Level III
Short-Term Investments	$441,986,578	$441,986,578	$—	$—
Exchange-Traded Futures Contracts
Foreign Contracts	1,609,317	1,609,317	—	—
United States Contracts	5,263,653	5,263,653	—	—

During the year ended December 31, 2017, there were no transfers between Level I and Level II.

The following table summarizes the valuation of USCI’s securities at December 31, 2016 using the fair value hierarchy:

At December 31, 2016	Total	Level I	Level II	Level III
Short-Term Investments	$514,192,445	$514,192,445	$—	$—
Exchange-Traded Futures Contracts
Foreign Contracts	(3,366,242)	(3,366,242)	—	—
United States Contracts	5,421,702	5,421,702	—	—

During the year ended December 31, 2016, there were no transfers between Level I and Level II.

The following table summarizes the valuation of CPER’s securities at December 31, 2017 using the fair value hierarchy:

At December 31, 2017	Total	Level I	Level II	Level III
Short-Term Investments	$9,590,067	$9,590,067	$—	$—
Exchange-Traded Futures Contracts
United States Contracts	881,938	881,938	—	—

During the year ended December 31, 2017, there were no transfers between Level I and Level II.

The following table summarizes the valuation of CPER’s securities at December 31, 2016 using the fair value hierarchy:

At December 31, 2016	Total	Level I	Level II	Level III
Short-Term Investments	$4,541,320	$4,541,320	$—	$—
Exchange-Traded Futures Contracts
United States Contracts	88,575	88,575	—	—

During the year ended December 31, 2016, there were no transfers between Level I and Level II.

The following table summarizes the valuation of USAG’s securities at December 31, 2017 using the fair value hierarchy:

At December 31, 2017	Total	Level I	Level II	Level III
Short-Term Investments	$1,643,759	$1,643,759	$—	$—
Exchange-Traded Futures Contracts
Foreign Contracts	(1,314)	(1,314)	—	—
United States Contracts	189	189	—	—

During the year ended December 31, 2017, there were no transfers between Level I and Level II.

The following table summarizes the valuation of USAG’s securities at December 31, 2016 using the fair value hierarchy:

At December 31, 2016	Total	Level I	Level II	Level III
Short-Term Investments	$1,397,843	$1,397,843	$—	$—
Exchange-Traded Futures Contracts
Foreign Contracts	(90,442)	(90,442)	—	—
United States Contracts	742	742	—	—

During the year ended December 31, 2016, there were no transfers between Level I and Level II.

The Trust and each Trust Series have adopted the provisions of Accounting Standards Codification 815 — Derivatives and Hedging, which require presentation of qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts and gains and losses on derivatives.

Fair Value of Derivative Instruments Held by USCI

	Statements of
	Financial Condition	Fair Value At	Fair Value At
Derivatives not Accounted for as Hedging Instruments	Location	December 31, 2017	December 31, 2016
Futures - Commodity Contracts	Assets	$6,872,970	$2,055,460

Fair Value of Derivative Instruments Held by CPER

	Statements of
	Financial Condition	Fair Value At	Fair Value At
Derivatives not Accounted for as Hedging Instruments	Location	December 31, 2017	December 31, 2016
Futures - Commodity Contracts	Assets	$881,938	$88,575

Fair Value of Derivative Instruments Held by USAG

	Statements of
	Financial Condition	Fair Value At	Fair Value At
Derivatives not Accounted for as Hedging Instruments	Location	December 31, 2017	December 31, 2016
Futures - Commodity Contracts	Assets	$(1,125)	$(89,700)

The Effect of Derivative Instruments on the Statements of Operations of USCI

		For the year ended		For the year ended		For the year ended
		December 31, 2017		December 31, 2016		December 31, 2015
			Change in		Change in		Change in
Derivatives	Location of	Realized	Unrealized	Realized	Unrealized	Realized	Unrealized
not Accounted	Gain (Loss)	Gain (Loss)	Gain (Loss)	Gain (Loss)	Gain (Loss)	Gain (Loss)	Gain (Loss)
for as	on Derivatives	on Derivatives	on Derivatives	on Derivatives	on Derivatives	on Derivatives	on Derivatives
Hedging	Recognized	Recognized	Recognized	Recognized	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income	in Income	in Income	in Income	in Income
Futures -	Realized gain
Commodity	(loss) on closed
Contracts	positions	$22,989,718		$(22,063,913)		$(127,566,722)
Change in
unrealized gain
(loss) on open
	positions		$4,817,510		$10,637,687		$29,684,932

The Effect of Derivative Instruments on the Statements of Operations of CPER

		For the year ended		For the year ended		For the year ended
		December 31, 2017		December 31, 2016		December 31, 2015
			Change in		Change in		Change in
Derivatives	Location of	Realized	Unrealized	Realized	Unrealized	Realized	Unrealized
not Accounted	Gain (Loss)	Gain (Loss)	Gain (Loss)	Gain (Loss)	Gain (Loss)	Gain (Loss)	Gain (Loss)
for as	on Derivatives	on Derivatives	on Derivatives	on Derivatives	on Derivatives	on Derivatives	on Derivatives
Hedging	Recognized	Recognized	Recognized	Recognized	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income	in Income	in Income	in Income	in Income
Futures -	Realized gain
Commodity	(loss) on closed
Contracts	positions	$1,468,825		$(19,600)		$(639,262)
Change in
unrealized gain
(loss) on open
	positions		$793,363		$269,200		$16,900

The Effect of Derivative Instruments on the Statements of Operations of USAG

		For the year ended		For the year ended		For the year ended
		December 31, 2017		December 31, 2016		December 31, 2015
			Change in		Change in		Change in
Derivatives	Location of	Realized	Unrealized	Realized	Unrealized	Realized	Unrealized
not Accounted	Gain (Loss)	Gain (Loss)	Gain (Loss)	Gain (Loss)	Gain (Loss)	Gain (Loss)	Gain (Loss)
for as	on Derivatives	on Derivatives	on Derivatives	on Derivatives	on Derivatives	on Derivatives	on Derivatives
Hedging	Recognized	Recognized	Recognized	Recognized	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income	in Income	in Income	in Income	in Income
Futures -	Realized gain
Commodity	(loss) on closed
Contracts	positions	$(238,006)		$26,386		$(373,442)
Change in
unrealized gain
(loss) on open
	positions		$88,575		$(95,857)		$72,733

NOTE 10 – RECENT ACCOUNTING PRONOUNCEMENTS

In August 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2015-14, Revenue from Contracts with Customers, modifying ASU 2014-09. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASU 2015-14 is effective for fiscal years beginning on or after December 15, 2016, and interim periods within those annual periods. Early application is permitted. At this time, management does not believe there will be any impact to the Fund’s financial statements.

NOTE 11 – SUBSEQUENT EVENTS

The Trust and each Trust Series have performed an evaluation of subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.